As filed with the U.S. Securities and Exchange Commission on April 26, 2021
1933 Act Registration No. 033-82054
1940 Act Registration No. 811-08660

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 32	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 33	☒

Thrivent Variable Annuity Account A
(Exact Name of Registrant)
THRIVENT FINANCIAL FOR LUTHERANS
(Name of Depositor)
600 Portland Avenue, S., Suite 100,
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Flexible Premium Deferred Variable Annuity
Thrivent Variable Annuity Account A

Statutory Prospectus
April 30, 2021
This Prospectus describes key features of the Thrivent Flexible Premium Deferred Variable Annuity Contract. Even though we no longer issue new Contracts, you may continue to allocate premiums among investment options with different investment objectives.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Thrivent or from your financial professional. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Thrivent electronically by signing up for electronic delivery on our website at www.thrivent.com/gopaperless.
You may elect to receive all future reports in paper free of charge. You can inform Thrivent that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-847-4836. Your election to receive reports in paper will apply to all Portfolios available under your Contract.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	There are no charges for making a full or partial withdrawal.
Transaction Charges	There may be charges for other transactions.			Charges
♦ A transfer charge of $10 for exceeding 12 transfers in a Contract Year.
♦ You will also pay a charge if you request a wire transfer of funds from your Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of the Accumulated Value in each Subaccount	0.0%	1.25%
	Portfolio fees and expenses (as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio.	0.23%	3.20%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
	Lowest Annual Cost: $1,506	Highest Annual Cost: $4,462
	Assumes:	Assumes:
	♦ Investment of $100,000	♦ Investment of $100,000
	♦ 5% annual appreciation	♦ 5% annual appreciation
	♦ Least expensive Portfolio fees and expenses	♦ Most expensive Portfolio fees and expenses
	♦ No optional benefits or riders	♦ No optional benefits or riders
	♦ No sales charges	♦ No sales charges
	♦ No additional premium payments, transfers or withdrawals	♦ No additional premium payments, transfers or withdrawals

RISKS
Risk of Loss	You can lose money investing in the Contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash.	Principal Risks of Investing in the Contract
Risks Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the portfolios available under the Contract . Each investment option (including the Fixed Account) will have its own unique risks, and you should review the prospectuses for the Portfolios before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.	Principal Risks of Investing in the Contract
RESTRICTIONS
Investments	♦ We charge $10 for each transfer of Accumulated Value you make in excess of 12 transfers per year.	Purchases and Contract Value
♦ You may not allocate or transfer less than $50 to either the Subaccount(s) or the Fixed Account.
♦ You may make only one transfer from the Fixed Account in each Contract year. The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the value in the Fixed Account.
♦ We reserve the right to add, remove or substitute investment options.
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.	Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	Financial professionals receive compensation when you make additional contributions. The financial professional will receive a base commission and may also receive trailing compensation based on the Contracts’ Accumulated Value. Financial professionals may have an incentive to offer or recommend the Contract over another investment.	Distribution of the Contracts
Exchanges	Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.	Taxes-Exchanges of Annuity Contracts
Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the contract offers withdrawals on an ad hoc or systematic basis. Lastly, annuities provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime.

For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a settlement option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose to have automatic periodic transfers made to one or more of the variable investment options. Dollar cost averaging allows such investments to be made in installments over time.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefit: The Contract offers a standard death benefit during the accumulation phase for your beneficiaries, ensuring they receive the minimum of your premium payments adjusted for withdrawals.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of excess amount being surrendered)	0% [1]
Transfer Charge	$10 [2]
Wire Transfers (for withdrawals)	$15
Overnight Delivery	Varies by destination
1When the Contracts were originally issued, there was a seven-year surrender charge period. All Contracts are now out of the surrender charge period.
[2]	You are allowed 12 transfers each Contract Year. Transfers in excess of 12 will incur a $10 fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
Annual Contract Expenses	Maximum	Current
Administrative Expenses	$25 [3]	$25
Base Contract Expenses
Basic Death Benefit (as a percentage of daily net assets in the Portfolios)	1.25% [4]	1.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision applicable only to amounts allocated to the Fixed Account in certain limited conditions.
[3]	If your net premiums in the Contract exceed $1,500, we will waive the Administrative Expenses charge. Net premiums are the sum of all premiums less withdrawals.
[4]	A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95%.
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service(12b-1) fees, and other expenses as of 12/31/2020.	0.23%	3.20%
Expenses after reimbursements and/or fee waivers as of 12/31/2020.	0.23%	1.20% [5]
[5]	Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (maximum and minimum) of total operating expenses charged by the Portfolios was between 1.20% to 0.23%. The reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2020, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and Annual Portfolio expenses.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes no optional benefits. Although your costs may be higher or lower, based on these assumptions, your costs would be6:

	Years
	1	3	5	10
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$4,462	$13,460	$22,558	$45,743
Minimum Portfolio Expenses:	$1,506	$ 4,679	$ 8,079	$17,684

[6]	For this example, the following assumptions are used: 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 3.20% to 0.23%.

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦	Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦	Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
♦	Short-Term Investment Risk. The Contract is not designed for short-term investing.
♦	Insurance Company Risks. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦	Investment Restrictions. We reserve the right to limit transfers, and there is a $10 charge per transfer when you transfer your Contract Value between the investment options more than 12 times in a Contract Year. You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. In addition, we reserve the right to add, remove or substitute investment options.
♦	Premium Payment Risk. The maximum aggregate Premiums you may make without our prior approval is $1 million.
♦	Fees and Charges. Deduction of Contract fees and charges may result in loss of principal. We reserve the right to increase the fees and charges under the Contract up to the maximum guaranteed fees and charges stated in your Contract.
♦	Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦	Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
♦	Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦	Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
General Description of the Registrant, Depositor and Portfolios

Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Registrant
Thrivent Variable Annuity Account A is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available in 1995. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account A reflect the investment experience of Thrivent Variable Annuity Account A and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account A may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/VariableAnnuityA. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios of the Fund in which the Subaccount invests, including investment objectives and policies, risks, charges, and expenses.
Voting
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract.
The number of votes which a Contract Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Charges
Administrative Expenses
During the accumulation phase, we annually deduct a $25 Administrative Expenses charge. The charge is deducted on the last day of each Contract year or upon surrender of the Contract if that is earlier. We deduct the charge from your Accumulated Value in proportion to the amounts in your Subaccounts and the Fixed Account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the Contract.
We do not deduct this charge if your total net premiums are $1,500 or more at the end of your Contract year or at surrender. Net premiums are your premiums less any withdrawals. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of actual expenses. We reserve the right to waive this charge.

Transfer Charge
You may make twelve free transfers in each Contract Year. We will charge you $10 for each subsequent transfer.
Mortality and Expense Risk Charge
We assume several mortality risks under the Contracts.
First, we assume a mortality risk by our contractual obligation to pay death proceeds to the beneficiary if the Annuitant under a Contract dies during the accumulation phase. We assume the risk that the Annuitant may die prior to the Annuity Commencement Date at a time when the death proceeds guaranteed by the Contract may be higher than the Accumulated Value of the Contract.
Second, we assume a mortality risk arising from the fact that the Contracts do not impose any surrender charge on the death proceeds. The Cash Surrender Value is lower for Contracts under which a withdrawal or surrender charge remains in effect, while the amount of the death proceeds under such Contracts is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such Contracts than it would be under otherwise comparable Contracts that impose the surrender charge upon payment of death proceeds.
Third, we assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under annuity payment options involving life contingencies. This assures each payee that neither the payee’s own longevity nor an improvement in life expectancy generally will have an adverse affect on the annuity payments received under a Contract. This relieves the payee from the risk of outliving the amounts accumulated for retirement.
Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a Contract. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3.5% using the Commissioner’s 1983 Table A “Annuitant Mortality Table.”
In addition to the above mentioned mortality risks, we assume an expense risk under the Contracts. This is because the Contract maintenance charge deducted from the Contracts to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Contracts; and actuarial and other expenses.
To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks assumed under the Contracts during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%.
If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.
Notwithstanding this charge, Contract Owners may be asked to add money under the Maintenance of Solvency provision described in General Information About the Contracts – Maintenance of Solvency section.
Fund Expenses
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See the Fee Table and the current prospectus of the Portfolio.

Maintenance of Solvency
The maintenance of solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. We expect your share would be apportioned according to the value you have in the Fixed Account, if any. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a maintenance of solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/VariableAnnuityA.
General Description of the Contracts
Entire Contract
The entire Contract between you and us consists of:
♦	the Contract including any attached rider(s), if any, endorsements or amendments;
♦	the application attached to the Contract; and
♦	the Thrivent Articles of Incorporation and Bylaws which are in effect on the Issue Date of the Contract.
Owners, Payees and Annuitants
You, as owner, are typically the recipient of any distributions under the Contract while the Annuitant is alive. The owner of the Contract is usually, but not necessarily, the Annuitant. As owner, you can name beneficiaries, assign the Contract, transfer allocations between Subaccounts and the Fixed Account and designate who receives any annuity payments or distributions under the Contract. You will receive all annuity payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.
In the event the Annuitant dies, the death proceeds in the Contract are payable to the named beneficiary. If there is no beneficiary, the death proceeds are payable to you as the owner. We use the Annuitant’s life to determine the Annuity Commencement Date of the Contract. In the case of a qualified pension or profit-sharing plan, the Annuitant is the plan participant, and the owner is the retirement plan.
Adult and Juvenile Contracts
We issue adult Contracts to applicants age 16 or older. We issue juvenile Contracts when the proposed Annuitant was younger than age 16 but otherwise eligible for benefit membership.
In the case of the adult Contract, the Annuitant must be 16 years of age or older. While the Annuitant is alive and before the Annuity Commencement Date, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. The adult controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.
Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary following the earlier of: the Annuitant’s 21st birthday; or the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing (or automatically at age 16 in New York), or the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our Bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our Bylaws.
The juvenile Annuitant will become a benefit member on the first Contract Anniversary on or following the juvenile’s 16th birthday.
Beneficiaries
You may name one or more beneficiaries to receive the death proceeds payable under the Contract. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate. Thrivent Bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:
♦	equally to the beneficiaries in the first class. If none are living, then;
♦	equally to the beneficiaries in the second class. If none are living, then;
♦	equally to the beneficiaries in the third class.
If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.
No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.
Assignments of Ownership
You may absolutely assign your Contract by sending a written request, in good order, to our Service Center before the Annuity Commencement Date. You may not absolutely assign a juvenile Contract or a Contract issued in connection with Qualified Plans. You may assign your Contract as collateral for a loan by sending a written request to our Service Center. You may not assign a Contract issued in connection with a Qualified Plan as collateral. You may not assign a Contract after the Annuity Commencement Date. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, in good order, or the date we receive it at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.
Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Taxes for more information.
The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the Contract.
Successor Owners
If you are not the Annuitant, you may designate a successor owner to receive the Contract in the event of your death. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our Service Center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.
Upon any owner’s death before the Annuity Commencement Date, we are required to distribute the Cash Surrender Value within five years. However, if the successor owner is a natural person (as opposed to an entity), the successor owner may elect to receive the Cash Surrender Value in periodic payments over the successor owner’s life (or over a period not exceeding the successor owner’s life expectancy) as long as the payments begin within one year of your death. If your Spouse is the successor owner, your Spouse will automatically become the owner of the Contract and will not be required to take these distributions.
Contracts Issued in Connection with Qualified Plans
If the Contract was used in a Qualified Plan and the owner is the plan administrator, the plan administrator may transfer ownership to the Annuitant if the Qualified Plan permits. Otherwise, a Contract used in a Qualified Plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than Thrivent.
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value of the Contract.
Where allowed by the Contract, the Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving Spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Minimum Contract Value
If on your Contract Anniversary, the Accumulated Value of your Contract is below $600 and you have paid no premium for the past 36 consecutive months, we will terminate your Contract and pay you the Accumulated Value of the Contract.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and the Fixed Account. Some of the Subaccounts may be unavailable in some states.
The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premium allocations to the Fixed Account will accumulate at an effective annual interest rate of at least 3.5%.
If your Contract is setup on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.

Asset Rebalancing
You may choose to automatically rebalance your Contract value periodically under the asset rebalancing program. Automatic asset rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th, or 31st of a month). Before you begin the program, you should determine your investment goals and risk tolerance. After you determine the appropriate allocations and percentages, we will begin allocating your premiums immediately and rebalance on the date you select.
To elect to participate in the program, we must receive a written request at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. The program will not terminate automatically by transferring your allocations to another subaccount. You can change your allocations at any time by telephone request (if we receive proper authorization from you) or by written request. You can also stop or suspend the program by providing a written request to our Service Center.
Periodic rebalancing takes into account increases and decreases in Contract values in each Subaccount due to performance, withdrawals, transfers and premiums.
Automatic asset rebalancing does not count toward the number of free transfers described previously.
The Fixed Account is excluded from this program. We reserve the right to change this program at any time.
Dollar Cost Averaging
You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the other Subaccounts except the Fixed Account. Transfers will be made automatically on the date you choose (except the 29th, 30th or 31st of a month). You may use dollar cost averaging until the amount in the Thrivent Money Market Subaccount is completely transferred, at which time this DCA plan shall terminate. You may terminate the plan at any time by request. Dollar cost averaging may be suitable for you if you wish to make a substantial deposit in your Contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below.
Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Contract or Registrant Changes
Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦	Changes in state insurance laws;
♦	Changes in Federal income tax law;

♦	Changes in the investment management of the Fund; or
♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.
The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.
The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment, but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Frequent Transfers Among Subaccounts
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.
We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See the Fee Table for more information on the number of transfers.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among Subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple Contracts under common ownership or control.
Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer requestor new premium, without notice for any reason.
In addition, the underlying Portfolios may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.

Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in good order unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial professionals and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦	Contracts used in an employer sponsored retirement plan; and
♦	Contracts issued in Massachusetts and Montana.
Annuity Period
The next phase after the accumulation phase of the Contract is the annuity phase. The annuity phase is the period when you begin receiving annuity payments (periodic payments), based on the amounts you accumulated under your Contract. This phase begins on the Annuity Commencement Date. Currently, we offer annuity payment options only on a fixed basis, however, we may choose to make other annuity payment options available in the future. Like the accumulation phase, any amounts remaining in your Contract during the annuity phase are tax-deferred until the payment is received.
Annuity Commencement Date
The Annuity Commencement Date is the date we apply the Cash Surrender Value to an annuity payment option for the benefit of a payee. The Annuity Commencement Date is sometimes referred to as a maturity date or annuity date. We determine the Annuity Commencement Date at the time we issue your Contract. If the Contract is nonqualified, Annuitant’s age 80 is the earliest maturity age we assign at issue. If the Contract is a qualified Contract, Annuitant’s age 70 is the earliest maturity age we assign at issue. In certain circumstances you can change your Annuity Commencement Date to a date sooner or later than the assigned date in order to begin or defer receiving annuity payments. Some states may have certain restrictions as to the assignment of a maturity age. For either qualified or nonqualified Contracts, if the Annuitant’s age is greater than the earliest maturity age we use, the maturity age and Annuity Commencement Date will be dependent upon the Annuitant’s age at the time we issue the Contract. You may change your Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The Annuity Commencement Date is subject to our approval. If we issue your Contract in connection with a Qualified Plan, your plan document, or Contract endorsement may restrict your choice of an Annuity Commencement Date or the annuity payment option available.
Your Contract provides for a death benefit if the Annuitant dies before the Annuity Commencement Date. After the Annuity Commencement Date, amounts payable, if any, depend upon the terms of the payment option.
However, we cannot make any annuity payments under an annuity payment option if you previously surrendered your Contract or if we have paid out all of the death proceeds to your beneficiary. At the Annuity Commencement Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Commencement Date.
Annuity Payments
If you select an annuity payment option, we will transfer your Cash Surrender Value on your Annuity Commencement Date to our General Account, which supports our insurance and annuity obligations. We call the resulting value your Annuity Proceeds. Your Annuity Proceeds will not vary with the performance of the Variable Account. We will pay the Annuity Proceeds to the payee that you designated on your Contract. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee.
The following annuity payment options are generally available under the Contract:
♦	Option 1—Interest. You leave the Annuity Proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the Annuity Proceeds and the interest earned by submitting a request to our Service Center. Funds held in this option are not tax-deferred. You will be taxed on any taxable gains that accumulated and any earnings attributable to your Accumulated Value in the year in which this option is effected. Interest payments will be currently taxed in the year in which we credit them. This option may not be available in your state.
♦	Option 2—Specified Amount Income. We make annuity payments at regular intervals of the amount you selected until the entire Annuity Proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.
♦	Option 3—Fixed Period Income. We make annuity payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “Guaranteed Payment Period.” At the end of the guaranteed payment period, all of the annuity payments will be paid, and the Contract will terminate. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.
♦	Option 4—Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the lifetime of the payee. If the payee dies during the guaranteed payment period, we will continue payments to the payee’s named beneficiary to the end of the guaranteed payment period. The payee may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The amount of the annuity payments depends upon the age and, where permitted, sex of the payee at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

♦	Option 5—Joint and Survivor Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the lifetime of both payees. Upon the death of one of the payees, we will continue payments for the lifetime of the surviving payee. If both payees die during the guaranteed payment period, we will continue payments to the payees’ beneficiary to the end of that period. The payees may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The payees may also choose to have the annuity payments reduce upon the death of the first payee. The annuity payments may be reduced by a factor of 1⁄2, 1⁄3 or 1⁄4. A higher reduction amount will result in a higher payment while both payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the payees at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.
We also have other annuity payment options that may be chosen. Information about these options may be obtained from your financial professional or our Service Center.
If you do not select an annuity payment option before your Annuity Commencement Date, we will select Option 4, the life income with guaranteed payment period, for you.
Before your Annuity Commencement Date, you may elect to receive a single sum rather than payments under the annuity payment option by surrendering the Contract.
Under the annuity payment options, the payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25 ($20 for residents of New York.). We will make the first payment under the annuity payment option on the first business day following the end of the payment interval you choose. If the Annuity Proceeds at the Annuity Commencement Date are less than $1,000 or would not result in a payment of at least $25, we may pay the Annuity Proceeds in a single sum and we will cancel your annuity payment option. We determine the amount of your annuity payments by applying the Annuity Proceeds less any fees or charges due, to the annuity table in the Contract for the annuity payment option selected. We show the amount of the minimum annuity payments guaranteed by us for each $1,000 in an annuity payment option in the table in your Contract. The values of the annuity payment options are based on the payee’s age and sex on the Annuity Commencement Date. If there is an error as to the date of birth or sex of the payee, we will adjust any amount payable to conform to the correct date of birth or sex.
With respect to each annuity payment under an annuity payment option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.
We will also deduct any applicable Administrative Charge at the Annuity Commencement Date upon commencement of an annuity payment option or receipt of a lump sum.
We declare interest rates applicable to annuity payment options at least annually. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.0% or 3.5% based on the option elected. We may declare higher interest rates at our discretion.
We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to us. If this requirement is met, the settlement option and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro-rata between the settlement option and the portion that remains deferred.

Withdrawals and Surrenders during the Annuity Phase
Upon the Annuity Commencement Date and if the payee chooses a life income payment option, the payee must also elect to characterize the annuity payments as revocable or irrevocable. (However, some states do not allow the characterizations of a Contract as revocable.) For all other payment options, your Contract will be revocable.
If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your payments as irrevocable, you cannot later change it to a revocable Contract once we begin making the payments.
In the event you surrender or take a withdrawal, in such cases, the amount you may withdraw or surrender is the commuted value of any unpaid annuity payments remaining in the guaranteed payout period. The commuted value is the current payments discounted at a rate you establish at the time you select your annuity payment option.
Death of Owner/Payee after the Annuity Commencement Date
If an owner/payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity Proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment may apply.
Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Death Benefit	Pays the beneficiary if the Annuitant dies before the Annuity Date	Standard	No additional charge	No additional charge	Benefit terminates upon annuitization
Death of an Owner and/or Annuitant Before the Annuity Commencement Date
If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit. We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Surrender charges do not apply to death proceeds.
If you are an owner, but not the Annuitant, upon your death we will pay the Cash Surrender Value (not the death proceeds) of the Contract to your successor owner. (However, for Contracts delivered in New York, we will pay the Accumulated Value.)

Upon the death of the first owner to die, we are required to distribute the death proceeds (or Cash Surrender Value) to either your beneficiary or successor owner (as stated above):
♦	within five years of your death; or
♦	if your beneficiary or successor owner is a natural person (as opposed to an entity), he or she may select an annuity payment option. Payments must begin within one year of your death. The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.
Your beneficiary’s choices of payment options may be limited if you designate a mandatory form of distribution which does not allow your beneficiary to change it.
Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.
Before we can process any death proceeds, we must receive at our Service Center:
♦	proof that the Annuitant or owner died before the Annuity Commencement Date;
♦	a completed claim form; and
♦	any other information that we reasonably require to process the claim.
If the Annuitant dies before age 80, the amount of the death benefit is the greater of:
♦	the Accumulated Value of the Contract;
♦	the sum of all premiums paid less the sum of any withdrawals; or
♦	the highest Accumulated Value of the Contract on any minimum death proceeds valuation date preceding the death proceeds calculation date, plus the sum of all premiums paid since the minimum death proceeds valuation date, less the sum of any withdrawals since that date. The first minimum death proceeds valuation is:
(a)The Contract issue date if that date is on or after March 1st, 2001; otherwise
(b)The first Contract Anniversary date on or after March 1st, 2001.
In the year the Annuitant reaches age 79, the Minimum Death Benefit Value is set for the last time on the Contract Anniversary date. From that point forward, death proceeds will be the last established minimum death proceeds amount, plus premiums, less withdrawals since that time, or the Accumulated Value of the Contract as of the good order date, whichever is greater.
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving Spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

Example of calculation of death proceeds:
Carlos died on June 20. Since the Contract’s issue date, Carlos contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received proof of death. The current Accumulated Value of Carlos’s Contract on that day was $275,000. The death benefit provides for an infusion to the Contract if the total premiums payments adjusted for surrenders exceed the Accumulated Value when we receive proof of death. We determined Carlos’s standard death benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Standard Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death proceeds.
Death Proceeds fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.
Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received proof of death; we determined that the death proceeds were $300,000 as of that day (30,000 accumulation units x $10 each). Carlos’s two children are the beneficiaries and are entitled to  1⁄2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Proceeds Received
July 10	Ramona	$11	15,000 x $11= $165,000
July 20	Sofia	$ 9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the death benefit in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Period - Settlement Options.
Death of Owner/Payee after the Annuity Commencement Date
If an owner/payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity Proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment may apply.
Purchases and Contract Value
Premium Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Crediting and Allocating Your Premium Payments
You may allocate your premiums to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of your premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. We also reserve the right to limit the number of allocations to subaccounts. You may not allocate less than $50 to either the Subaccount(s) or the Fixed Account. We will allocate your premiums according to the instructions you provided in your application for the Contract or subsequently.
You may change your allocation for future premiums at any time by submitting a request to our Service Center.
Fixed Account
Prior to the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfer from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3.5% per year.
You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer.
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account may be deferred up to six months.
Accumulated Value of Your Contract
On or before the Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

There are two phases in the Contract: the accumulation and annuity phases. The accumulation phase is the period prior to the Annuity Commencement Date when you invest premiums in the separate and/or Fixed Account under the Contract. Premiums increase the Accumulated Value. In addition, the performance of the Subaccounts underlying the Variable Account and/or the Fixed Account will affect the Accumulated Value as well. The Contract may increase or decrease in value depending on the performance of the Variable Account. Generally, any increase in the Contract’s value grows tax-deferred until you request a distribution. Any distributions you take from the Contract during the accumulation phase are taxable to the extent there is gain in the Contract. Accumulation phase distributions are taxed differently than annuity payments. For annuity payments (periodic payments from an annuity payment option during the annuity phase), any cost basis in the Contract is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain.
Contract Valuation
During the accumulation phase, we refer to your Contract’s value as the Accumulated Value. The Accumulated Value is the total of:
♦	the Fixed Account value; and
♦	the Variable Account value (the total of all your subaccounts).
The Accumulated Value of your Contract is determined on each Valuation Date.
Fixed Account Valuation
You may choose to deposit some or none of your money in the Fixed Account portion of the Contract. We will credit interest on the Accumulated Values within the Fixed Account at a declared rate of interest for 12 months from the time of deposit. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Accumulated Value within the Fixed Account may not exceed 3.5% for any 12-month period.
Each month we declare the effective annual interest rate that applies to the Fixed Account. This new rate applies to new premiums or amounts newly transferred from a Subaccount (new money) for the 12-month period beginning at the time of your deposit to the Fixed Account. After that period expires, a new rate will be declared for that deposit and will be effective for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.
The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the Fixed Account. Interest on existing money may vary depending on when the new money was first deposited in the Fixed Account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the Fixed Account.
Variable Account Valuation
We calculate the value of each Subaccount by multiplying the number of accumulation units attributable to that Subaccount by the Accumulation Unit Value for the Subaccount. Any amounts allocated to a Subaccount will be converted into accumulation units of the Subaccount.
We credit accumulation units to your Subaccount when you allocate premiums or transfer amounts to that particular Subaccount. The number of accumulation units we credit is determined by dividing the premium or other amount credited to the Subaccount by the accumulation unit value for that Valuation Date. Conversely, we reduce your accumulation units in a Subaccount when you withdraw or transfer from that Subaccount and by the Contract maintenance charge allocable to your Contract. The investment experience of the portfolio underlying each Subaccount will cause the accumulation unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the Subaccount. We make no guarantee as to the value in any Subaccount. You bear all the investment risk on the performance of the portfolios underlying the corresponding Subaccounts you choose. Because of all of the variables effecting a Subaccount’s performance, the Subaccount’s value cannot be predetermined.

In addition to your investment experience, any premiums you make or any surplus refund we credit will positively affect your Accumulated Value. If you make any withdrawals, your Accumulated Value will decrease by the amount of the withdrawals and any associated withdrawal charges.
At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2) Is the Net Investment Factor for that Subaccount for that period.
Accumulation Units
Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
♦	You allocate premiums to that Subaccount;
♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account;
♦	If an excess of the Death Benefit over the Accumulated Value is allocated to the Subaccount.
We reduce the Accumulation Units in a Subaccount when:
♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
♦	You make a surrender from that Subaccount;
♦	Transfer Charges are applied against the Subaccount;
Accumulation Unit Value
A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1) Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2) The Net Investment Factor for accumulation unit values for the subaccount for that period.
Accumulation unit values are determined at the end of each Valuation Period before the transfer or allocation of any amounts to or from the subaccounts. The accumulation unit values may increase or decrease on each Valuation Day.
Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:
(a)Is the sum of:
(i)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(ii)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus.
(iii)A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.
(b)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c) Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is 1.25%.
Transfers among Subaccounts and/or the Fixed Account
Except for certain restrictions mentioned below, you may transfer your Accumulated Value among the Subaccounts and the Fixed Account. Such transfers must take place during the accumulation phase. We will process requests for transfers that we receive at our Service Center, in good order, before 4:00 p.m. Eastern Time or as of the close of business on that Valuation Date. We will process requests we receive after that time as of the close of business on the following Valuation Date.
To accomplish a transfer from a Subaccount, we will redeem the accumulation units in that Subaccount and reinvest that value in accumulation units of the other Subaccounts and/or the Fixed Account as you specify. We will impose the following restrictions on transfers:
♦	You must transfer out at least $500 or, if less, the total value of the Subaccount or Fixed Account from which you are making the transfer.
♦	You must transfer in a minimum amount of $50 to any Subaccount or to the Fixed Account.
You may make twelve free transfers from one or more Subaccounts in each Contract year. After that, we will charge you $10 for each subsequent transfer. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts. We deduct the transfer charge from the total value of the Subaccount from which the transfer was made. When you transfer from two or more Subaccounts, we apply the $10 transfer charge among those Subaccounts in proportion to the amounts you transfer. You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. Transfers from the Fixed Account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the Fixed Account, we redeem the value you wish to transfer from the Fixed Account and reinvest that value in accumulation units of the Subaccount or Subaccounts you have selected.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.
Surrenders and Withdrawals

Surrenders and Withdrawals Before the Annuity Commencement Date
You may surrender or withdraw from your Accumulated Value during the accumulation phase if the Annuitant is alive. The surrender or withdrawal will not be processed until we receive your surrender request at our Service Center, in good order. We do not accept telephone requests for full surrenders. You may make partial surrenders by telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time, on a Valuation Date, in order to process it on the same day.
We will generally pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases, we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $600, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $600 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.
A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. You may not withdraw less than $25 at one time.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
♦	Surrender of a value of $100,000 or more;
♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial professional requires the verification and witness of your signature by a financial professional.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes.
For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

Automatic Payout Option
The automatic payout option is a series of partial withdrawals from your Contract based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Contract. This distribution plan is not considered annuitization nor are the payments considered annuity payments. You may only establish the automatic payout option during the accumulation phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See Charges and Deductions. You can set up this distribution plan by contacting your financial professional. You should consult a tax adviser about the tax consequences of receiving automatic payouts.
Postponement of Payments
We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract's Accumulated Value in any year will be includible in the Contract Owner's income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1⁄2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law).For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange.  If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See Aggregation of Contracts. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1⁄2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise surrender rights described above under the heading Surrenders and Withdrawals unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.
Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Contract Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableAnnuityA or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Distribution of the Contracts

For financial professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 600 Portland Ave. S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial professional in this transaction is a duly licensed financial professional of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent.
Our financial professionals predominately sell insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent instead of a contract issued by another company. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, your financial professional may be paid differently depending on the product or service he or she recommends. As a result, your financial professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, or other economic benefits. In addition to the commissions or other compensation paid when you purchase or invest in a product or account, your financial professional may also be paid additional compensation based on factors including the total volume of product sales, length of time that you continue to pay premiums or keep assets invested in the products sold, and the profitability of the products.
Compensation consists of commissions, bonuses and promotional incentives. Commissions pay at a range of 0% to 1.5% of premiums paid into the contract. Commission rates are based on the source of funds used to pay the premium and the type of contract.
Your financial professional may receive asset-based compensation pay at a range of 0% to 0.07% of the account value if eligible. If you elect a settlement option, we pay commissions to the financial professional ranging from 0% to 0.99% of the premium applied to the settlement option, if eligible.
Financial professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.
For financial professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
34

The maximum commission we pay to Selling Firms is 1.5% of premiums, plus up to 0.05% of a Contract’s Accumulated Value annually. Commissions also may be paid on Accumulated Value moved into an annuity settlement option. The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.
How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
Transfers, Surrenders, or Withdrawals:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions, please contact 1-800-847-4836
Special Terms
Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account at any time prior to the Annuity Commencement Date.
Annuitant. The person on whose life or life expectancy the Contract is based. We cannot change the Annuitant except in instances as described in Death of an Owner/Payee after the Annuity Commencement Date.
Annuity Commencement Date. The date on which annuity payments begin.
Annuity Proceeds. The Cash Surrender Value on the Annuity Commencement Date.
Cash Surrender Value. Accumulated Value less any applicable charges or deductions.
Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.
Contract. The Contract between you and us providing the individual flexible premium deferred variable annuity.
35

Contract Anniversary. The same date in each year as the Issue Date.
Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.
Code. The Internal Revenue Code of 1986, as amended.
Fixed Account. An investment allocation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.
Issue Date. The effective date of the Contract, generally the date on which you sign the application.
Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.
Minimum Death Proceeds Value. The highest Accumulated Value of the Contract at issue or on any Contract anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.
Portfolio. A mutual fund in which a Subaccount invests. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A, or similar provisions of the Internal Revenue Code.
Service Center. Thrivent, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Spouse. An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the United States in which the marriage is entered into, regardless of domicile. Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.
Subaccount. A subdivision of the Variable Account that invests exclusively in shares of a single portfolio of the Fund.
Valuation Date. Any date we are open for business and the New York Stock Exchange is open for regular trading. The Valuation Date ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.
Variable Account. Thrivent Variable Annuity Account A, which is a separate account of ours. The Subaccounts are subdivisions of the Variable Account.
Written Notice. A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent.
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Appendix : Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableAnnuityA. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/vasubaccounts/VAPDailyAndPerformance.jsp
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.77% [1]	17.14%	12.94%	10.27%
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	9.11%	7.76%	7.84%
Allocation – 30% to 50% Equity	Thrivent Diversified Income Plus Portfolio	0.47%	7.37%	6.83%	6.58%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64% [1]	13.57%	9.65%	7.83%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.70% [1]	14.41%	11.10%	9.01%
Allocation – 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.61% [1]	10.34%	7.62%	6.12%
Corporate Bond	Thrivent Income Portfolio	0.44%	11.71%	6.92%	5.70%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	27.19%	13.13%	5.00%
Foreign Large Cap Blend	Thrivent International Allocation Portfolio (Subadvisor: Goldman Sachs Asset Management, L.P.)	0.74%	3.99%	6.29%	4.45%
Foreign Large Cap Blend	Thrivent International Index Portfolio	0.46% [1]	N/A [4]	N/A [4]	N/A [4]
Health	Thrivent Partner Healthcare Portfolio	0.86% [1]	18.80%	10.19%	12.38%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	2.76%	6.60%	5.93%
Intermediate Government Bond	Thrivent Government Bond Portfolio	0.44%	7.22%	3.51%	3.52%
Large Cap Blend	Thrivent ESG Index Portfolio	0.38% [1]	N/A [4]	N/A [4]	N/A [4]
Large Cap Blend	Thrivent Large Cap Index Portfolio	0.23%	18.12%	14.92%	13.53%
Large Cap Growth	Thrivent All Cap Portfolio	0.68%	23.17%	12.96%	11.84%
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INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Large Cap Growth	Thrivent Large Cap Growth Portfolio	0.43%	43.34%	19.92%	16.67%
Large Cap Value	Thrivent Large Cap Value Portfolio	0.63%	4.44%	10.38%	9.98%
Mid Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	13.40%	12.08%	11.13%
Mid Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	21.69%	15.92%	13.03%
Mid Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	N/A [4]	N/A [4]	N/A [4]
Mid Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	N/A [4]	N/A [4]	N/A [4]
Multi-Sector Bond	Thrivent Multidimensional Income Portfolio	1.17% [1]	5.85%	N/A [2]	N/A [2]
Multi-Sector Bond	Thrivent Opportunity Income Plus Portfolio	0.63%	4.38%	4.53%	3.50%
Prime Money Market	Thrivent Money Market Portfolio	0.42%	0.29%	0.82%	0.41%
Real Estate	Thrivent Real Estate Securities Portfolio	0.85%	-5.35%	5.49%	8.66%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	4.01%	3.04%	2.32%
Small Cap Blend	Thrivent Small Cap Index Portfolio	0.25%	11.11%	12.14%	11.62%
Small Cap Blend	Thrivent Small Cap Stock Portfolio	0.71%	22.69%	16.55%	11.88%
Small Cap Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	55.38%	N/A [3]	N/A [3]
World Large Cap Stock	Thrivent Global Stock Portfolio	0.65%	15.21%	10.65%	9.85%
World Large Cap Stock	Thrivent Low Volatility Equity Portfolio	0.90% [1]	2.19%	N/A [2]	N/A [2]
1Annual expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the years shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the years shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the years shown.
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The Statement of Additional Information (SAI) dated April 30, 2021 contains more information about the Contract and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableAnnuityA. For a free paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission Website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract No.C000007340	13017P R4-21

Thrivent Variable Annuity Account A
Statement of Additional Information
Dated April 30, 2021
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent Flexible Premium Deferred Variable Annuity Prospectus dated April 30, 2021 (the “Prospectus”) for Thrivent Variable Annuity Account A (the “Variable Account”) describing an individual flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/VariableAnnuityA.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available in 1995. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
3

PURCHASE OF SECURITIES BEING OFFERED
While the Contract is no longer issued, Contract Owners may continue to allocate net premiums among the investment alternatives with different investment objectives.
UNDERWRITERS
Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Principal Underwriting Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Management Inc. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.
The offering of the Contracts is continuous.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management retained $0.
2020	2019	2018
$951,067	$817,551	$875,598
4

ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 3.5% and the Annuity 1983 Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 3.0%.  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S& P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT
5

LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
For portfolios other than Thrivent’s, please see that external portfolio’s prospectus for index information.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
6

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory financial statements of Thrivent Financial for Lutherans as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2020 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers, LLP, an independent registered public accounting firm, given on authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans, which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, surplus and of cash flow for each of the three years in the period ended December 31, 2020.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 12 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Report of Independent Auditors, continued
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 10, 2021

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2020 and 2019
(in millions)
	2020	2019
Admitted Assets
Bonds	$ 48,054	$ 46,538
Stocks	2,156	2,535
Mortgage loans	9,645	9,506
Real estate	49	137
Real estate held-for-sale(1)	125	6
Cash, cash equivalents and short-term investments	3,461	2,054
Contract loans	1,120	1,164
Receivables for securities	250	110
Limited partnerships	5,602	4,621
Other invested assets	362	426
Total cash and invested assets	70,824	67,097
Accrued investment income	437	460
Due premiums and considerations	121	119
Other assets	49	63
Assets held in separate accounts	37,894	34,482
Total Admitted Assets	$109,325	$102,221
Liabilities
Aggregate reserves for life, annuity and health contracts	$ 49,813	$ 49,028
Deposit liabilities	4,195	3,922
Contract claims	594	400
Dividends due in following calendar year	288	330
Interest maintenance reserve	540	503
Asset valuation reserve	1,971	1,836
Transfers due from separate accounts, net	(577)	(515)
Payable for securities	2,843	843
Securities lending obligation	265	479
Other liabilities	900	922
Liabilities related to separate accounts	37,794	34,408
Total Liabilities	$ 98,626	$ 92,156
Surplus
Unassigned funds	$ 10,698	$ 10,043
Other surplus	1	$ 22
Total Surplus	$ 10,699	$ 10,065
Total Liabilities and Surplus	$109,325	$102,221
(1)	2019 amounts have been conformed to current year presentation. Refer to the Real Estate section in Note 2.
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Revenues
Premiums	$4,630	$4,967	$5,117
Considerations for supplementary contracts with life contingencies	107	170	140
Net investment income	2,951	3,050	2,798
Separate account fees	718	706	705
Amortization of interest maintenance reserve	95	105	163
Other revenues	35	35	40
Total Revenues	$8,536	$9,033	$8,963
Benefits and Expenses
Death benefits	$1,334	$1,123	$1,110
Surrender benefits	3,138	3,263	2,841
Change in reserves	826	975	769
Other benefits	1,938	1,931	1,757
Total benefits	7,236	7,292	6,477
Commissions	261	264	273
General insurance expenses	685	764	741
Fraternal benefits and expenses	233	200	200
Transfers to separate accounts, net	(861)	(782)	(116)
Total expenses and net transfers	318	446	1,098
Total Benefits and Expenses	$7,554	$7,738	$7,575
Gain from Operations before Dividends and Capital Gains and Losses	$ 982	$1,295	$1,388
Dividends	286	329	324
Other	(1)	—	—
Gain from Operations before Capital Gains and Losses	$ 697	$ 966	$1,054
Realized capital gains (losses), net	(40)	24	146
Net Income	$ 657	$ 990	$1,120
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Surplus, Beginning of Year	$10,065	$ 9,130	$8,269
Net income	657	990	1,210
Change in unrealized investment gains and losses	134	423	(261)
Change in non-admitted assets	(97)	(20)	7
Change in asset valuation reserve	(135)	(449)	(150)
Change in surplus of separate account	42	—	—
Reserve adjustment	26	33	(3)
Corporate home office building sale	(22)	(19)	41
Pension liability adjustment	29	(19)	18
Other	—	(4)	—
Surplus, End of Year	$10,699	$10,065	$9,130
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Cash from Operations
Premiums	$ 4,730	$ 5,133	$ 5,258
Net investment income	2,583	2,526	2,450
Other revenues	753	741	745
	8,066	8,400	8,453
Benefit and loss-related payments	(6,091)	(6,149)	(5,600)
Transfers to/from separate account, net	798	756	213
Commissions and expenses	(1,139)	(1,172)	(1,215)
Dividends	(329)	(324)	(319)
Other	(7)	4	(5)
Net Cash from Operations	$ 1,298	$ 1,515	$ 1,527
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$ 10,274	$ 10,721	$ 7,648
Stocks	1,943	1,427	1,276
Mortgage loans	764	822	775
Other	3,154	1,543	820
	16,135	14,513	10,519
Cost of investments acquired or originated:
Bonds	(9,956)	(11,201)	(7,862)
Stocks	(1,350)	(1,323)	(1,648)
Mortgage loans	(911)	(1,329)	(1,575)
Other	(1,628)	(1,494)	(1,033)
	(13,845)	(15,347)	(12,118)
Transactions under mortgage dollar roll program, net	(1,871)	(468)	167
Change in net amounts due to/from broker	(140)	(25)	(224)
Change in collateral held for securities lending	(214)	228	(122)
Change in contract loans	44	8	3
Net Cash from Investments	$ 109	$ (1,091)	$ (1,775)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$ 146	$ 115	$ 23
Other	(146)	44	78
Net Cash from Financing and Miscellaneous Sources	$ —	$ 159	101
Net Change in Cash, Cash Equivalents and Short-Term Investments	$ 1,407	$ 583	$ (147)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$ 2,054	$ 1,471	$ 1,618
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 3,461	$ 2,054	$ 1,471
Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$ 161	$ 114	$ 91
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2020, 2019, and 2018
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The COVID-19 pandemic has developed rapidly in 2020 and measures taken by various governments to contain the virus have affected economic activity. Thrivent has taken measures to monitor and mitigate the effects of COVID-19. As of December 31, 2020, the impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of COVID-19. Thrivent will also do the utmost to continue operations in the best and safest way possible.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $2.6 billion and $721 million in the mortgage dollar roll program as of December 31, 2020 and 2019, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Stocks: Preferred stocks are generally carried at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, and other invested assets are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.
Interest Maintenance Reserve: Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued in 2020 and later are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. Refer to the New Accounting Guidance section regarding VM-20 for more details.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. Refer to the New Accounting Guidance section regarding VM-21 for more details.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal character. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public, and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded.
New Accounting Guidance
In 2020, Thrivent adopted modifications to SSAP Nos. 15 (Debt and Holding Company Obligations), 22R (Leases) and 86 (Derivatives). These revisions apply only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) to be discontinued due to reference rate reform. The guidance is effective through December 31, 2022. This guidance did not have a material impact on Thrivent’s financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
In 2020, Thrivent adopted modifications to SSAP No. 36 (Troubled Debt Restructuring). This guidance clarifies a mortgage loan or bank loan modification due COVID-19 will not automatically be categorized as a troubled debt restructuring (TDR). This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2.
In 2020, Thrivent began following the prescribed life product valuation standard VM-20 for newly issued business. Life product reserves issued on or after January 1, 2020, are now set to be the greatest of a formulaic floor and two model-based calculations. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
In 2019, Thrivent adopted changes to SSAP No. 51R (Life Contracts), SSAP No. 52 (Deposit-Type Contracts) and SSAP No. 61R (Life, Deposit-Type and Accident and Health Reinsurance), which expands the variable annuity disclosures and adds life liquidity disclosures in Note 3. The new guidance is applied prospectively and did not have a material impact to Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions) to improve the effectiveness of disclosures related to benefit plans in Note 9. The new guidance is applied retrospectively and did not have a material impact on Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 103R (Transfers and Servicing of Financial Assets and Extinguishments of Liabilities), which reduces the disclosure requirements related to repurchase and reverse repurchase transactions. This clarifies that only wash sales that cross a reporting period are to be included in Note 2.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 10, 2021, the date the statutory-basis financial statements were available to be issued. In February 2021, Thrivent sold a corporate home office property. Refer to the Real Estate section in Note 2 for additional information. There were no other subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2020
U.S. government and agency securities	$ 2,264	$ 235	$—	$ 2,499
U.S. state and political subdivision securities	98	57	—	155
Securities issued by foreign governments	80	8	—	88
Corporate debt securities	35,203	5,543	37	40,709
Residential mortgage-backed securities	6,921	221	5	7,137
Commercial mortgage-backed securities	2,104	147	1	2,250
Collateralized debt obligations	3	11	—	14
Other debt obligations	707	21	2	726
Affiliated Bonds	674	—	1	673
Total bonds	$48,054	$6,243	$ 46	$54,251
December 31, 2019
U.S. government and agency securities	$ 2,235	$ 114	$ 2	$ 2,347
U.S. state and political subdivision securities	104	46	—	150
Securities issued by foreign governments	99	5	—	104
Corporate debt securities	34,041	3,195	66	37,170
Residential mortgage-backed securities	7,218	118	14	7,322
Commercial mortgage-backed securities	2,217	71	2	2,286
Collateralized debt obligations	3	11	—	14
Other debt obligations	489	12	2	499
Affiliated Bonds	132	1	—	133
Total bonds	$46,538	$3,573	$ 86	$50,025
The admitted value of corporate debt securities issued in foreign currencies was $694 million and
$584 million as of December 31, 2020 and 2019, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
	Admitted Value	Fair Value
December 31, 2020
Due in 1 year or less	$ 4,451	$ 4,474
Due after 1 year through 5 years	10,868	11,765
Due after 5 years through 10 years	14,320	16,006
Due after 10 years through 20 years	8,181	10,099
Due after 20 years	13,290	14,963
Total	$51,110	$57,307
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
Less than 12 Months	12 Months or More
Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2020
U.S. government and agency securities	1	$ 75	$—	—	$ —	$—
Securities issued by foreign governments	—	—	—	—	—	—
Corporate debt securities	123	894	22	24	204	15
Residential mortgage-backed securities	5	18	—	11	28	5
Commercial mortgage-backed securities	13	78	1	—	—	—
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	10	100	1	1	4	1
Affiliated bonds	1	674	1	—	—	—
Total bonds	153	$1,839	$ 25	36	$ 236	$ 21
December 31, 2019
U.S. government and agency securities	4	$ 223	$ 1	1	$ 9	$—
Securities issued by foreign governments	1	12	—	—	—	—
Corporate debt securities	127	1,124	37	70	601	29
Residential mortgage-backed securities	41	979	5	43	609	9
Commercial mortgage-backed securities	18	246	2	13	93	1
Other debt obligations	20	79	1	12	26	1
Total bonds	211	$2,663	$ 46	139	$1,338	$ 40
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2020	2019
Unaffiliated Preferred Stocks:
Cost/statement value	$ 348	$ 318
Gross unrealized gains	50	34
Gross unrealized losses	(3)	(1)
Fair value	$ 395	$ 351
Unaffiliated Common Stocks:
Cost	$ 987	$1,389
Gross unrealized gains	364	370
Gross unrealized losses	(22)	(22)
Fair value/statement value	$1,329	$1,737
Affiliated Common Stocks:
Cost	$ 99	$ 90
Gross unrealized gains	50	64
Gross unrealized losses	(10)	(3)
Fair value/statement value	$ 139	$ 151
Affiliated Mutual Funds:
Cost	$ 305	$ 308
Gross unrealized gains	35	21
Gross unrealized losses	—	—
Fair value/statement value	$ 340	$ 329
Total statement value	$2,156	$2,535
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10 billion for both years ended December 31, 2020 and 2019. There was no allowance for credit losses as of December 31, 2020 or 2019.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2020	2019

In good standing	$9,614	$9,486
Restructured loans, in good standing	31	20
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$9,645	$9,506

	2020	2019
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.9%	0.8%
Total principal	$ 81	$ 36
Number of loans	81	34
Interest Rates for Loans Issued During the Year:
Maximum	6.5%	6.0%
Minimum	2.2%	2.9%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	71%	74%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2020	2019
Current	$9,644	$9,501
30 – 59 days past due	1	5
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$9,645	$9,506
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2020	2019
Geographic Region:
Pacific	32%	29%
South Atlantic	19	19
East North Central	8	8
West North Central	12	13
Mountain	9	10
Mid-Atlantic	9	8
West South Central	7	8
Other	4	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2020	2019
Property Type:
Industrial	23%	23%
Retail	21	22
Office	16	17
Church	10	10
Apartments	23	20
Other	7	8
Total	100%	100%
Impaired loans
A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2020, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded. At December 31, 2019, Thrivent held impaired loans with a carrying value of $9 million and an unpaid principal balance of $9 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2020. The amount of impairments included in realized capital

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
losses due to debt restructuring was less than $1 million for both years ended December 31, 2019 and 2018, respectively. The average recorded investment in impaired mortgage loans was $7 million and $4 million held on December 31, 2020 and 2019, respectively. Interest income recognized on impaired mortgage loans was less than $1 million for all three years ended December 31, 2020, 2019 and 2018.
In certain circumstances, Thrivent may modify the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2020 and 2019, Thrivent modified no loans under these circumstances.
As of both December 31, 2020 and 2019, Thrivent held 3 and 2 mortgage loans totaling $22 million and $9 million, respectively, where loan modifications had occurred. During the years ended December 31, 2020 and 2019, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2020 and 2019, no mortgage loans were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2020	2019
Home office properties	$141	$226
Held-for-sale	125	6
Total before accumulated depreciation	266	232
Accumulated depreciation	(92)	(89)
Total real estate	$174	$143
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. This property is classified as held for sale in the table above.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2020
Assets:
Call spread options	$ 163	$ 782	$ 33
Futures	—	282	(200)
Foreign currency swaps	21	311	6
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 184	$1,375	$(160)
Liabilities:
Call spread options	$(136)	$ 815	$ (27)
Foreign currency swaps	(27)	349	4
Covered written call options	(2)	—	7
Total liabilities	$(165)	$1,164	$ (16)
As of and for the year ended December 31, 2019
Assets:
Call spread options	$ 91	$ 733	$ 11
Futures	—	461	(90)
Foreign currency swaps	29	390	8
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 120	$1,584	$ (70)
Liabilities:
Call spread options	$ (67)	$ 765	$ (7)
Foreign currency swaps	(10)	202	3
Covered written call options	—	—	2
Total liabilities	$ (77)	$ 967	$ (2)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2020, 2019 and 2018, $9 million, $8 million and $3 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2020	2019
Loaned Securities:
Carrying value	$240	$467
Fair value	260	470
Cash Collateral Reinvested:
Open	$ 81	$209
30 days or less	131	147
31 - 60 days	—	53
61 - 90 days	—	11
91 - 120 days	5	9
121 - 180 days	5	2
181 - 365 days	36	33
1 - 2 years	3	15
2 - 3 years	—	—
Greater than 3 years	4	5
Total	$265	$484
Cash collateral liabilities	$265	$479
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2020	2019
Bonds:
Carrying value	$ 54	$ 53
Fair value	54	53
Short-term Investments:
Carrying value	$ 9	$ 39
Fair value	9	39
Cash Equivalents:
Carrying value	$202	$392
Fair value	202	392
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2020, Thrivent sold 119 non-investment grade securities with a book value totaling $4 million where the cost to repurchase within 30 days totaled $6 million. The net gain for securities sold and later repurchased totaled $2 million. At December 31, 2019, Thrivent sold 81 non-investment grade securities with a book value totaling $19 million where the cost to repurchase within 30 days totaled $24 million. The net gain for securities sold and later repurchased totaled $4 million.
Reverse Repurchase Agreements
During 2019, Thrivent entered into a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of $15 million and less than $1 million as of December 31, 2020 and 2019, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting periods presented below (in millions):
December 31, 2020	Maximum	Ending Balance
Bonds:
1st quarter	$450	$319
2nd quarter	360	160
3rd quarter	115	—
4th quarter	115	15

December 31, 2019	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	20	20
3rd quarter	20	20
4th quarter	109	—
The fair value of the cash collateral under the repo borrowing transactions for each reporting periods by remaining contractual maturity presented below (in millions):
December 31, 2020	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$545	$385
2nd quarter	430	188
3rd quarter	143	143
4th quarter	143	15

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
December 31, 2019	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	27	27
3rd quarter	27	27
4th quarter	103	—
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $328 million and $530 million at December 31, 2020 and 2019, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $3 million for both the years ended December 31, 2020 and 2019.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2020	2019	2018
Bonds	$1,797	$1,818	$1,827
Preferred stock	19	15	11
Unaffiliated common stocks	27	29	28
Affiliated common stocks	94	60	24
Mortgage loans	439	433	392
Real estate	17	14	23
Contract loans	82	86	85
Cash, cash equivalents and short-term investments	19	52	33
Limited partnerships	489	584	410
Other invested assets	32	17	22
	3,015	3,108	2,855
Investment expenses	(57)	(53)	(51)
Depreciation on real estate	(7)	(5)	(6)
Net investment income	$2,951	$3,050	$2,798
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2020, there were 436 securities with a callable or tender feature sold or redeemed totaling $78 million. In 2019 net investment income included only bonds sold or redeemed with a callable bond feature. During 2019, there were 118 securities with callable features sold or redeemed totaling $25 million.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2020	2019	2018
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$ 293	$ 209	$ 198
Gross losses	(211)	(89)	(59)
Stocks:
Gross gains	316	174	201
Gross losses	(86)	(60)	(47)
Futures	(200)	(90)	(9)
Other	11	8	17
Net gains (losses) on sales	123	152	301
Provisions for Losses:
Bonds	(44)	(15)	(18)
Stocks	(1)	—	—
Other	14	19	5
Total provisions for losses	(31)	4	(13)
Realized capital gains (losses)	92	156	288
Transfers to interest maintenance reserve	(132)	(132)	(142)
Realized capital gains (losses), net	$ (40)	$ 24	$ 146
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $10 billion, $10 billion and $7 billion for the years ended December 31, 2020, 2019 and 2018, respectively.
Thrivent recognized other-than-temporary impairments during the year ended December 31, 2020 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions). Each individual impairment recognized below was less than $1 million.
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
22943HAG1	$ 3	$—	$ 3	$ 2
94981FAJ1	3	—	3	3
12667GGD9	8	—	8	8
12667GQJ5	7	—	7	7
12668BQA4	3	—	3	3
16165TAE3	5	—	5	6
45660LST7	3	—	3	3
576434V92	5	—	5	5
Total	$37	$—	$37	$37

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$ 183	$ —	$ 183	1%
At book value less a surrender charge of 5% or more	1,763	—	—	1,763	3
At fair value	—	—	35,097	35,097	65
Total with market value adjustment or at fair value	1,763	183	35,097	37,043	69
At book value without adjustment	15,171	—	—	15,171	28
Not subject to discretionary withdrawal	1,549	—	54	1,603	3
Total	$18,483	$ 183	$35,151	$53,817	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 485	$ —	$ —	$ —
December 31, 2019
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$ 202	$ —	$ 202	1%
At book value less a surrender charge of 5% or more	1,984	—	—	1,984	4
At fair value	—	—	32,079	32,079	63
Total with market value adjustment or at fair value	1,984	32,079	34,265	68
At book value without adjustment	14,888	—	—	14,888	29
Not subject to discretionary withdrawal	1,552	—	48	1,600	3
Total	$18,424	$ 202	$32,127	$50,753	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 339	$ —	$ —	$ —

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,767	$—	$—	$3,767	89%
Total with market value adjustment or at fair value	3,767	—	—	3,767	89
At book value without adjustment	365	—	—	365	9
Not subject to discretionary withdrawal	63	—	23	86	2
Total	$4,195	$—	$ 23	$4,218	100%
December 31, 2019
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,517	$—	$—	$3,517	89%
Total with market value adjustment or at fair value	3,517	—	—	3,517	89
At book value without adjustment	346	—	—	346	9
Not subject to discretionary withdrawal	59	—	26	85	2
Total	$3,922	$—	$ 26	$3,948	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2020
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,385	$10,372	$10,407	$ —	$ —	$ —
Universal life with secondary guarantees	1,254	1,116	1,350	984	890	910
Other permanent cash value life insurance	—	11,606	12,432	—	—	—
Variable universal life	43	43	56	937	935	950
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,029	—	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	116	XXX	XXX	—
Disability – disable lives	XXX	XXX	370	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,682	$23,137	$25,778	$1,921	$1,825	$1,860
Reinsurance ceded	653	697	846	—	—	—
Total	$11,029	$22,440	$24,932	$1,921	$1,825	$1,860
December 31, 2019
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,279	$10,268	$10,300	$ —	$ —	$ —
Universal life with secondary guarantees	1,168	1,029	1,248	796	712	732
Other permanent cash value life insurance(1)	—	11,372	12,175	—	—	—
Variable universal life	43	43	55	797	795	807
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,010	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	126	XXX	XXX	—
Disability – disable lives	XXX	XXX	371	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,490	$22,712	$25,303	$1,593	$1,507	$1,539
Reinsurance ceded	527	544	826	—	—	—
Total	$10,963	$22,168	$24,477	$1,593	$1,507	$1,539
(1)	Amount has been revised to properly reflect dividends issued. Cash value increased by $4,662 million.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2020	2019
Aggregate reserves for life, annuity and health contracts	$18,483	$18,425
Deposit liabilities	4,195	3,922
Liabilities related to separate accounts	35,357	32,354
Total	$58,035	$54,701
Thrivent calculates premium deficiency reserves (PDR) on Thrivent’s closed block of long-term care insurance policies. The PDR was $230 million and $0 million as of December 31, 2020 and 2019, respectively. During 2020, Thrivent updated the active life mortality, lapse, and net earned rate assumptions used in the determination of the PDR. In 2019, updates were made to claim incidence, claim termination, and claim utilization assumptions as Thrivent moved from an aggregate care model to an initial site-of-care model. These updated assumptions, along with the natural decline in the reserve as new premium sufficient LTC contracts sold replace older premium deficient LTC contracts, were the primary drivers of the $230 million increase in PDR for the year ended December 31, 2020 and the $133 million decrease in PDR for the year ended December 31, 2019.
Thrivent has insurance in force as of December 31, 2020 and 2019, totaling $11 billion and $18 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2020 and 2019, totaled $38 million and $59 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2020
Ordinary new business	$12	$ 6
Ordinary renewal	56	102
Total	$68	$108
December 31, 2019
Ordinary new business	$12	$ 7
Ordinary renewal	49	99
Total	$61	$106
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2020	2019	2018	2017	2016
Risk charge paid	$102	$104	$108	$107	$99
Payments for guaranteed benefits	7	5	4	4	6
The distribution of investments in the separate account assets as of December 31 were as follows:
	2020	2019
Equity funds	64%	63%
Bond funds	26	26
Balanced funds	7	9
Other	3	2
Total separate account assets	100%	100%
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non-Guaranteed	Total
December 31, 2020
Reserves:
For accounts with assets at fair value	$183	$37,034	$37,217
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$183	$ —	$ 183
At fair value	—	36,956	36,956
Not subject to discretionary withdrawal	—	77	77
Total	$183	$37,033	$37,216
December 31, 2019
Reserves:
For accounts with assets at fair value	$202	$33,692	$33,894
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$202	$ —	$ 202
At fair value	—	33,618	33,618
Not subject to discretionary withdrawal	—	74	74
Total	$202	$33,692	$33,894

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
	2020	2019	2018
Premiums, Considerations and Deposits:
Non-indexed guarantee	$ 1	$ —	$ 1
Non-guaranteed	1,849	1,712	1,774
Total	$1,850	$1,712	$1,775

	2020	2019	2018
Transfers to separate accounts	$ 1,849	$ 1,709	$ 1,773
Transfers from separate accounts	(2,712)	(2,490)	(1,890)
Other items	2	(1)	1
Transfers to separate accounts, net	$ (861)	$ (782)	$ (116)
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2020	2019
Net balance at January 1
Incurred Related to:	$1,203	$1,114
Current year	464	546
Prior years	(150)	(40)
Total incurred	314	506
Paid Related to:
Current year	116	122
Prior years	304	295
Total paid	420	417
Net balance at December 31	$1,097	$1,203
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2020	2019	2018
Direct premiums	$4,736	$5,073	$5,098
Reinsurance ceded	(106)	(106)	(117)
Net premiums	$4,630	$4,967	$4,981
Reinsurance claims recovered	$ 89	$ 81	$ 60
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2020	2019
Life insurance	$846	$826
Accident-and-health	—	—
Total	$846	$826
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 45% of the reinsurance recoverable as of December 31, 2020.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2020 and 2019.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2020	2019
Unrealized gains and (losses)	$ 691	$ 557
Non-admitted assets	(227)	(130)
Separate account business	101	75
Asset valuation reserve	(1,971)	(1,836)
Thrivent also holds special surplus funds which include a special surplus balance related to the separate accounts. The deferred gain from the 2018 sale of the corporate home office property was included in a special surplus balance as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in special surplus funds as of December 31, 2020.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2020
Assets:
Bonds	$ 298	$ —	$—	$ 298
Unaffiliated common stocks	1,329	—	—	1,329
Cash, cash equivalents and short-term investments	805	—	—	805
Assets held in Separate account assets	—	37,894	—	37,894
Other invested assets	—	21	163	184
Total	$2,432	$37,915	$163	$40,510
Liabilities:
Other liabilities	$ —	$ 27	$136	$ 163
December 31, 2019
Assets:
Bonds	$ 281	$ —	$—	$ 281
Unaffiliated common stocks	1,737	—	—	1,737
Cash, cash equivalents and short-term investments	318	—	—	318
Assets held in Separate account assets	—	34,482	—	34,482
Other invested assets	—	29	91	120
Total	$2,236	$34,511	$ 91	$36,938
Liabilities:
Other liabilities	$ 1	$ 10	$ 67	$ 77

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2020	2019
Assets:
Balance, January 1	$ 91	$ 4
Purchases	68	47
Sales	(111)	(60)
Realized gains and (losses) net income	32	11
Unrealized gains and (losses) surplus	83	89
Balance, December 31	$ 163	$ 91
Liabilities:
Balance, January 1	$ 67	$ 2
Purchases	49	29
Sales	(28)	(31)
Realized gains and (losses) net income	(25)	(7)
Unrealized gains and (losses) surplus	75	74
Balance, December 31	$ 136	$ 67
Transfers
During 2020, Thrivent had transfers of $38 million into Level 2 from Level 3 and transfers of $123 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2019, Thrivent had transfers of $242 million into Level 2 from Level 3 and transfers of $67 million into Level 3 from Level 2 for bonds which are not held at fair value. Prior year amounts have been revised to properly reflect transfers between Level 2 and Level 3. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2020
Financial Assets:
Bonds	$48,054	$2,293	$38,594	$13,364	$54,251
Unaffiliated preferred stocks	348	—	225	170	395
Unaffiliated common stocks	1,329	1,329	—	—	1,329
Affiliated common stock	139	—	139	—	139
Affiliated mutual funds	340	117	223	—	340
Mortgage loans	9,645	—	—	10,848	10,848
Contract loans	1,120	—	—	1,120	1,120
Cash, cash equivalents and short-term investments	3,461	805	2,656	—	3,461
Limited partnerships	5,602	—	—	5,602	5,602
Real estate – held-for-sale	125	—	—	127	127
Assets held in separate accounts	37,894	—	37,894	—	37,894
Other invested assets	362	—	135	260	395
Financial Liabilities:
Deferred annuities	$16,053	$ —	$ —	$15,772	$15,772
Other deposit contracts	1,078	—	—	1,078	1,078
Other liabilities	165	—	27	136	163
Liabilities related to separate accounts	37,794	—	37,794	—	37,794
December 31, 2019
Financial Assets:
Bonds	$46,538	$2,242	$37,225	$10,558	$50,025
Unaffiliated preferred stocks	318	—	269	82	351
Unaffiliated common stocks	1,737	1,737	—	—	1,737
Affiliated common stock	151	—	151	—	151
Affiliated mutual funds	329	160	169	—	329
Mortgage loans	9,506	—	—	10,177	10,177
Contract loans	1,164	—	—	1,164	1,164
Cash, cash equivalents and short-term investments	2,054	318	1,736	302	2,054
Limited partnerships	4,621	—	—	4,621	4,621
Real estate – held-for-sale	6	—	—	8	8
Assets held in separate accounts	34,482	—	34,482	—	34,482
Other invested assets	426	—	137	317	454
Financial Liabilities:
Deferred annuities	$15,911	$ —	$ —	$15,654	$15,654
Other deposit contracts	1,118	—	—	1,118	1,118
Other liabilities	77	1	10	67	77
Liabilities related to separate accounts	34,408	—	34,408	—	34,408

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2020	2019	2018	2020	2019	2018
Service cost	$ 21	$ 23	$ 25	$ 2	$ 2	$ 2
Interest cost	39	47	43	4	5	4
Expected return on plan assets	(79)	(71)	(77)	—	—	—
Other	18	19	19	—	(1)	4
Net periodic cost	$ (1)	$ 18	$ 10	$ 6	$ 6	$ 10
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,246	$1,099	$124	$107
Service cost	21	23	2	2
Interest cost	39	47	3	5
Actuarial gain (loss)	66	130	6	20
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)
Benefit obligation, end of year	$1,316	$1,246	$127	$124
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,110	$ 960	$—	$—
Actual return on plan assets	161	183	—	—
Employer contribution	20	20	8	10
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)
Fair value of plan assets, end of year	$1,235	$1,110	$—	$—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Funded Status:
Accrued benefit costs	$ —	$ —	$(123)	$(125)
Liability for pension benefits	(81)	(136)	(4)	2
Total unfunded liabilities	$ (81)	$ (136)	$(127)	$(123)
Deferred Items:
Net (losses) gains	$ 267	$ 301	$ 4	$ (2)
Net prior service cost	—	—	—	—
Accumulated amounts recognized in periodic pension expenses	$ 186	$ 165	$(123)	$(125)
Accumulated benefit obligation	$1,274	$1,209	$ 127	$ 123
The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2020 and 2019, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2019	$—	$303	$303	$—	$ (23)	$ (23)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	17	17	—	20	20
Net gain (loss) recognized	—	(19)	(19)	—	1	1
Balance, December 31, 2019	$—	$301	$301	$—	$ (2)	$ (2)
Net prior service cost recognized	—	—	—	—	—
Net gain (loss) arising during the period	—	(16)	(16)	—	6	6
Net gain (loss) recognized	—	(18)	(18)	—	—	—
Balance, December 31, 2020	$—	$267	$267	$—	$ 4	$ 4
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Weighted Average Assumptions:
Discount rate	2.6%	3.3%	2.6%	3.3%
Expected return on plan assets	7.3	7.5	N/A	N/A
Rate of compensation increase	4.3	3.4	N/A	N/A
Interest crediting rate	1.0	1.8	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 5.8% and 5.9% in 2020 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2030. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2021 – $62 million; 2022 – $65 million; 2023 – $67 million; 2024 – $69 million; 2025 –$71 million; and 2026 to 2030 – $367 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2021 – $11 million; 2022 – $11 million; 2023 – $10 million; 2024 – $10 million; 2025 – $9 million; and 2026 to 2030 – $38 million.
The minimum pension contribution required for 2020 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2021.
Pension Assets
The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2020	2019
Equity securities	62%	70%	67%
Fixed income and other securities	38	30	33
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2020
Fixed Maturity Securities:
U.S. government and agency securities	$ 99	$—	$—	$ 99
Corporate debt securities	—	171	—	171
Residential mortgage-backed securities	—	99	—	99
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	9	1	10
Common stocks	484	—	—	484
Affiliated mutual funds – equity funds	—	161	—	161
Short-term investments	26	106	1	133
Limited partnerships	—	—	129	129
Total	$609	$548	$131	$1,288
December 31, 2019
Fixed Maturity Securities:
U.S. government and agency securities	$103	$—	$—	$ 103
Corporate debt securities	—	168	—	168
Residential mortgage-backed securities	—	107	—	107
Commercial mortgage-backed securities	—	6	—	6
Other debt obligations	—	4	—	4
Common stocks	445	—	—	445
Preferred stock	—	—	—	—
Affiliated mutual funds – equity funds	—	132	—	132
Short-term investments	9	92	—	101
Limited partnerships	—	—	106	106
Total	$557	$509	$106	$1,172

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $53 million and $62 million as of December 31, 2020 and 2019.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2020 or 2019. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2020, 2019 and 2018, Thrivent contributed $35 million, $34 million and $37 million, respectively, to these plans.
As of December 31, 2020 and 2019, $72 million and $75 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2020, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $270 million and $211 million as of December 31, 2020 and 2019, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.1 billion and $5.2 billion as of December 31, 2020 and 2019, respectively.
Financial Guarantees
Thrivent has entered into an agreement to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $17 million and $21 million for each of the years ended December 31, 2020, 2019 and 2018 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2020 were $57 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2021 – $9 million; 2022 – $8 million; 2023 – $6 million; 2024 – $6 million and thereafter – $28 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2019, values was completed on August 3, 2020 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $139 million and $151 million related to Holdings for the years ended December 31, 2020 and 2019, respectively. Non-admitted values related to Holdings were $26 million and less than $1 million for the years ended December 31, 2020 and 2019, respectively.
Other Related Party Transactions
Thrivent has invested $340 million and $329 million in various Thrivent mutual funds as of December 31, 2020 and 2019, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $85 million, $87 million and $82 million for the years ended December 31, 2020, 2019 and 2018, respectively. The net receivables due from affiliates for the years ended December 31, 2020 and 2019 were $10 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$135 million, $124 million and $119 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $187 million, $182 million and $180 million for the years ended December 31, 2020, 2019 and 2018, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture and was amended in April 2020. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $674 million and $132 million as of December 31, 2020 and 2019, respectively.
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of Presentation, continued
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums and Withdrawals
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2020 and 2019 and for the three years ended December 31, 2020, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and
Contract Owners of Thrivent Variable Annuity Account A
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account A, as indicated in Note 1, as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Thrivent Variable Annuity Account A as of December 31, 2020, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Thrivent Variable Annuity Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Thrivent Variable Annuity Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2021
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account A since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT A
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2020
Subaccount	Investments at fair value	Net Assets	Contracts in accumulation period	Accumulation units outstanding	Unit value (accumulation)	Deathclaim units	Deathclaim unit value	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$ 61,472,026	$ 61,472,026	$ 61,472,026	2,048,992	$29.96	2,711	$29.22	$ 44,663,581	3,263,504
All Cap	$ 5,150,037	$ 5,150,037	$ 5,150,037	163,597	$31.48	—	$33.73	$ 3,800,270	312,010
Balanced Income Plus	$118,507,968	$118,507,968	$118,507,968	2,735,392	$43.22	9,726	$22.76	$107,744,493	7,446,493
Diversified Income Plus	$ 25,709,652	$ 25,709,652	$ 25,709,652	1,037,214	$24.75	1,931	$22.25	$ 22,428,409	3,002,728
ESG Index	$ 129,765	$ 129,765	$ 129,765	10,107	$12.84	—	$12.87	$ 111,868	10,220
Global Stock	$ 24,097,924	$ 24,097,924	$ 24,097,924	1,154,958	$20.81	2,617	$24.47	$ 17,746,065	1,702,877
Government Bond	$ 17,912,942	$ 17,912,942	$ 17,912,942	720,133	$24.77	4,066	$15.93	$ 16,417,310	1,529,230
High Yield	$ 8,528,690	$ 8,528,690	$ 8,528,690	312,503	$27.25	598	$23.03	$ 8,713,656	1,827,564
Income	$ 10,241,574	$ 10,241,574	$ 10,241,574	464,289	$22.03	603	$20.05	$ 9,260,799	894,992
International Allocation	$ 20,769,570	$ 20,769,570	$ 20,769,570	1,729,474	$12.00	1,859	$12.46	$ 17,414,935	2,049,534
International Index	$ 89,062	$ 89,062	$ 89,062	6,956	$12.80	—	$12.83	$ 79,220	7,037
Large Cap Growth	$ 46,500,095	$ 46,500,095	$ 46,500,095	930,882	$49.93	480	$47.94	$ 28,468,545	843,397
Large Cap Index	$238,231,951	$238,231,951	$238,231,951	3,107,380	$76.59	8,610	$35.47	$102,283,530	4,636,893
Large Cap Value	$ 16,483,700	$ 16,483,700	$ 16,483,700	462,429	$35.57	1,308	$26.25	$ 11,482,476	859,367
Limited Maturity Bond	$ 8,414,125	$ 8,414,125	$ 8,414,125	611,208	$13.75	856	$13.36	$ 8,238,933	832,710
Low Volatility Equity	$ 590,486	$ 590,486	$ 590,486	45,958	$12.85	—	$12.99	$ 530,885	46,053
Mid Cap Growth	$ 965,605	$ 965,605	$ 965,605	65,255	$14.80	—	$14.83	$ 901,258	65,149
Mid Cap Index	$ 23,519,787	$ 23,519,787	$ 23,519,787	529,419	$44.42	2	$34.26	$ 16,954,344	1,168,511
Mid Cap Stock	$ 34,773,034	$ 34,773,034	$ 34,773,034	765,353	$45.35	1,654	$38.83	$ 23,795,996	1,532,743
Mid Cap Value	$ 7,362	$ 7,362	$ 7,362	558	$13.18	—	$13.21	$ 6,147	563
Moderate Allocation	$296,571,448	$296,571,448	$296,571,448	12,411,297	$23.83	31,656	$23.87	$228,142,838	18,325,544
Moderately Aggressive Allocation	$186,527,544	$186,527,544	$186,527,544	7,017,894	$26.56	5,097	$26.26	$140,306,754	10,725,152
Moderately Conservative Allocation	$ 96,357,367	$ 96,357,367	$ 96,357,367	4,778,449	$20.04	28,666	$20.30	$ 79,779,093	6,660,126
Money Market	$ 7,602,936	$ 7,602,936	$ 7,602,936	7,647,368	$ 0.99	2,243	$ 1.03	$ 7,602,938	7,602,938
Multidimensional Income	$ 244,110	$ 244,110	$ 244,110	21,422	$11.40	—	$11.52	$ 230,753	23,064
Opportunity Income Plus	$ 4,257,066	$ 4,257,066	$ 4,257,066	262,644	$16.19	309	$16.27	$ 4,184,447	417,392
Partner Emerging Markets Equity	$ 2,762,929	$ 2,762,929	$ 2,762,929	158,444	$17.44	—	$18.11	$ 1,907,771	153,771
Partner Healthcare	$ 7,446,585	$ 7,446,585	$ 7,446,585	220,444	$33.78	—	$35.09	$ 4,977,772	263,764
Real Estate Securities	$ 8,316,660	$ 8,316,660	$ 8,316,660	196,607	$42.25	423	$24.32	$ 6,086,412	320,092
Small Cap Growth	$ 1,331,498	$ 1,331,498	$ 1,331,498	75,727	$17.58	—	$17.73	$ 975,470	73,394
Small Cap Index	$134,315,498	$134,315,498	$134,315,498	1,482,982	$90.56	2,716	$33.40	$102,567,323	6,939,146
Small Cap Stock	$ 25,260,892	$ 25,260,892	$ 25,260,892	581,843	$43.37	759	$31.59	$ 18,698,686	1,207,130
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Investment Income	Expenses	Net investment income (loss)	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges				Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$ 642,417	$ (670,609)	$ (28,192)	$ 1,238,061	$ 3,614,071	$ 3,754,103	$ 8,606,235	$ 8,578,043
All Cap	$ 33,471	$ (56,133)	$ (22,662)	$ 125,945	$ 783,549	$ 62,332	$ 971,826	$ 949,164
Balanced Income Plus	$3,277,824	$(1,416,181)	$1,861,643	$ 872	$ 585,578	$ 5,760,873	$ 6,347,323	$ 8,208,966
Diversified Income Plus	$ 841,614	$ (310,219)	$ 531,395	$ 211,800	$ 153,913	$ 526,282	$ 891,995	$ 1,423,390
ESG Index*	$ 945	$ (581)	$ 364	$ 76	$ 1,570	$ 17,897	$ 19,543	$ 19,907
Global Stock	$ 374,249	$ (272,036)	$ 102,213	$ 644,695	$ 2,216,440	$ (110,553)	$ 2,750,582	$ 2,852,795
Government Bond	$ 264,457	$ (222,639)	$ 41,818	$ 257,142	$ —	$ 710,193	$ 967,335	$ 1,009,153
High Yield	$ 458,077	$ (107,884)	$ 350,193	$ (129,174)	$ —	$ (165,460)	$ (294,634)	$ 55,559
Income	$ 277,618	$ (118,134)	$ 159,484	$ 111,114	$ 44,836	$ 603,424	$ 759,374	$ 918,858
International Allocation	$ 619,229	$ (238,139)	$ 381,090	$ 161,646	$ 320,647	$ (479,783)	$ 2,510	$ 383,600
International Index*	$ 964	$ (296)	$ 668	$ 13	$ 804	$ 9,842	$ 10,659	$ 11,327
Large Cap Growth	$ 92,630	$ (418,419)	$ (325,789)	$ 1,901,805	$ 1,699,261	$ 8,042,570	$11,643,636	$11,317,847
Large Cap Index	$3,450,315	$(2,709,531)	$ 740,784	$14,107,098	$ 522,382	$19,255,701	$33,885,181	$34,625,965
Large Cap Value	$ 291,763	$ (185,979)	$ 105,784	$ 609,625	$ 329,220	$ (567,063)	$ 371,782	$ 477,566
Limited Maturity Bond	$ 157,635	$ (94,009)	$ 63,626	$ 716	$ —	$ 114,097	$ 114,813	$ 178,439
Low Volatility Equity	$ 11,088	$ (8,727)	$ 2,361	$ 19,008	$ 6,840	$ (20,653)	$ 5,195	$ 7,556
Mid Cap Growth*	$ —	$ (1,747)	$ (1,747)	$ 4,928	$ 6,525	$ 64,347	$ 75,800	$ 74,053
Mid Cap Index	$ 278,644	$ (254,546)	$ 24,098	$ 386,550	$ 584,811	$ 1,409,076	$ 2,380,437	$ 2,404,535
Mid Cap Stock	$ 147,199	$ (364,823)	$ (217,624)	$ 668,724	$ 1,032,198	$ 4,396,629	$ 6,097,551	$ 5,879,927
Mid Cap Value*	$ 45	$ (26)	$ 19	$ 1	$ 74	$ 1,215	$ 1,290	$ 1,309
Moderate Allocation	$5,458,951	$(3,438,778)	$2,020,173	$ 4,527,404	$11,596,547	$13,813,238	$29,937,189	$31,957,362
Moderately Aggressive Allocation	$2,838,929	$(2,161,693)	$ 677,236	$ 3,848,783	$10,145,550	$ 6,564,997	$20,559,330	$21,236,566
Moderately Conservative Allocation	$2,115,505	$(1,156,640)	$ 958,865	$ 1,264,098	$ 2,868,896	$ 2,877,044	$ 7,010,038	$ 7,968,903
Money Market	$ 16,300	$ (77,890)	$ (61,590)	$ —	$ —	$ —	$ —	$ (61,590)
Multidimensional Income	$ —	$ (3,295)	$ (3,295)	$ (19,577)	$ —	$ 14,169	$ (5,408)	$ (8,703)
Opportunity Income Plus	$ 135,068	$ (50,840)	$ 84,228	$ (26,368)	$ —	$ 59,807	$ 33,439	$ 117,667
Partner Emerging Markets Equity	$ 51,408	$ (28,069)	$ 23,339	$ 59,461	$ —	$ 503,465	$ 562,926	$ 586,265
Partner Healthcare	$ 30,300	$ (85,249)	$ (54,949)	$ 308,129	$ 51,058	$ 835,236	$ 1,194,423	$ 1,139,474
Real Estate Securities	$ 169,761	$ (106,091)	$ 63,670	$ 330,275	$ —	$ (1,086,873)	$ (756,598)	$ (692,928)
Small Cap Growth	$ —	$ (10,498)	$ (10,498)	$ 194,066	$ —	$ 306,877	$ 500,943	$ 490,445
Small Cap Index	$1,346,258	$(1,419,023)	$ (72,765)	$ 1,104,675	$ 4,831,970	$ 4,740,927	$10,677,572	$10,604,807
Small Cap Stock	$ 142,587	$ (255,334)	$ (112,747)	$ 194,276	$ 2,270,624	$ 1,883,863	$ 4,348,763	$ 4,236,016
*For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Transfers between subaccounts
Aggressive Allocation	$ (28,192)	$ 4,852,132	$ 3,754,103	$ 8,578,043	$2,042,208	$ (2,934,802)	$ (3,413)	$ (2,152,594)	$ (3,048,601)	$ 5,529,442	$ 55,942,584	$ 61,472,026
All Cap	$ (22,662)	$ 909,494	$ 62,332	$ 949,164	$ 40,558	$ (257,218)	$ (257)	$ (190,925)	$ (407,842)	$ 541,322	$ 4,608,715	$ 5,150,037
Balanced Income Plus	$1,861,643	$ 586,450	$ 5,760,873	$ 8,208,966	$1,763,218	$ (9,543,697)	$(13,557)	$ (5,020,621)	$(12,814,657)	$ (4,605,691)	$123,113,659	$118,507,968
Diversified Income Plus	$ 531,395	$ 365,713	$ 526,282	$ 1,423,390	$ 840,061	$ (1,503,427)	$ (1,705)	$ (798,668)	$ (1,463,739)	$ (40,349)	$ 25,750,001	$ 25,709,652
ESG Index*	$ 364	$ 1,646	$ 17,897	$ 19,907	$ 182	$ 124	$ (4)	$ 109,556	$ 109,858	$ 129,765	$ —	$ 129,765
Global Stock	$ 102,213	$ 2,861,135	$ (110,553)	$ 2,852,795	$ 342,257	$ (1,642,916)	$ (2,251)	$ (1,486,721)	$ (2,789,631)	$ 63,164	$ 24,034,760	$ 24,097,924
Government Bond	$ 41,818	$ 257,142	$ 710,193	$ 1,009,153	$ 562,382	$ (1,456,958)	$ (1,557)	$ 508,524	$ (387,609)	$ 621,544	$ 17,291,398	$ 17,912,942
High Yield	$ 350,193	$ (129,174)	$ (165,460)	$ 55,559	$ 73,334	$ (601,057)	$ (551)	$ (717,717)	$ (1,245,991)	$ (1,190,432)	$ 9,719,122	$ 8,528,690
Income	$ 159,484	$ 155,950	$ 603,424	$ 918,858	$ 241,006	$ (517,467)	$ (573)	$ 793,393	$ 516,359	$ 1,435,217	$ 8,806,357	$ 10,241,574
International Allocation	$ 381,090	$ 482,293	$ (479,783)	$ 383,600	$ 458,458	$ (1,093,976)	$ (1,275)	$ (1,190,995)	$ (1,827,788)	$ (1,444,188)	$ 22,213,758	$ 20,769,570
International Index*	$ 668	$ 817	$ 9,842	$ 11,327	$ 515	$ (7)	$ —	$ 77,227	$ 77,735	$ 89,062	$ —	$ 89,062
Large Cap Growth	$ (325,789)	$ 3,601,066	$ 8,042,570	$11,317,847	$ 616,137	$ (1,792,466)	$ (1,874)	$ 10,253,857	$ 9,075,654	$20,393,501	$ 26,106,594	$ 46,500,095
Large Cap Index	$ 740,784	$14,629,480	$19,255,701	$34,625,965	$3,874,409	$(13,808,986)	$(21,979)	$(13,650,066)	$(23,606,622)	$11,019,343	$227,212,608	$238,231,951
Large Cap Value	$ 105,784	$ 938,845	$ (567,063)	$ 477,566	$ 430,462	$ (957,725)	$ (856)	$ (560,967)	$ (1,089,086)	$ (611,520)	$ 17,095,220	$ 16,483,700
Limited Maturity Bond	$ 63,626	$ 716	$ 114,097	$ 178,439	$ 688,058	$ (800,263)	$ (555)	$ 974,309	$ 861,549	$ 1,039,988	$ 7,374,137	$ 8,414,125
Low Volatility Equity	$ 2,361	$ 25,848	$ (20,653)	$ 7,556	$ 3,270	$ (167,408)	$ (31)	$ 4,722	$ (159,447)	$ (151,891)	$ 742,377	$ 590,486
Mid Cap Growth*	$ (1,747)	$ 11,453	$ 64,347	$ 74,053	$ 22,972	$ (1,478)	$ —	$ 870,058	$ 891,552	$ 965,605	$ —	$ 965,605
Mid Cap Index	$ 24,098	$ 971,361	$ 1,409,076	$ 2,404,535	$ 365,516	$ (847,990)	$ (1,046)	$ (1,381,453)	$ (1,864,973)	$ 539,562	$ 22,980,225	$ 23,519,787
Mid Cap Stock	$ (217,624)	$ 1,700,922	$ 4,396,629	$ 5,879,927	$ 607,574	$ (1,638,252)	$ (2,015)	$ (1,550,644)	$ (2,583,337)	$ 3,296,590	$ 31,476,444	$ 34,773,034
Mid Cap Value*	$ 19	$ 75	$ 1,215	$ 1,309	$ 124	$ 2	$ —	$ 5,927	$ 6,053	$ 7,362	$ —	$ 7,362
Moderate Allocation	$2,020,173	$16,123,951	$13,813,238	$31,957,362	$4,699,774	$(20,064,790)	$(16,758)	$ (4,294,975)	$(19,676,749)	$12,280,613	$284,290,835	$296,571,448
Moderately Aggressive Allocation	$ 677,236	$13,994,333	$ 6,564,997	$21,236,566	$3,003,570	$(13,183,417)	$ (9,991)	$ (9,037,103)	$(19,226,941)	$ 2,009,625	$184,517,919	$186,527,544
Moderately Conservative Allocation	$ 958,865	$ 4,132,994	$ 2,877,044	$ 7,968,903	$1,297,882	$ (6,307,581)	$ (6,411)	$ (348,510)	$ (5,364,620)	$ 2,604,283	$ 93,753,084	$ 96,357,367
Money Market	$ (61,590)	$ —	$ —	$ (61,590)	$2,362,279	$ (1,783,838)	$ (664)	$ 1,889,421	$ 2,467,198	$ 2,405,608	$ 5,197,328	$ 7,602,936
Multidimensional Income	$ (3,295)	$ (19,577)	$ 14,169	$ (8,703)	$ 7,132	$ (24,548)	$ (15)	$ (51,282)	$ (68,713)	$ (77,416)	$ 321,526	$ 244,110
Opportunity Income Plus	$ 84,228	$ (26,368)	$ 59,807	$ 117,667	$ 37,378	$ (269,304)	$ (169)	$ 281,082	$ 48,987	$ 166,654	$ 4,090,412	$ 4,257,066
Partner Emerging Markets Equity	$ 23,339	$ 59,461	$ 503,465	$ 586,265	$ 24,317	$ (102,559)	$ (93)	$ (127,979)	$ (206,314)	$ 379,951	$ 2,382,978	$ 2,762,929
Partner Healthcare	$ (54,949)	$ 359,187	$ 835,236	$ 1,139,474	$ 292,727	$ (352,422)	$ (261)	$ (128,721)	$ (188,677)	$ 950,797	$ 6,495,788	$ 7,446,585
Real Estate Securities	$ 63,670	$ 330,275	$ (1,086,873)	$ (692,928)	$ 72,366	$ (496,595)	$ (480)	$ (609,727)	$ (1,034,436)	$ (1,727,364)	$ 10,044,024	$ 8,316,660
Small Cap Growth	$ (10,498)	$ 194,066	$ 306,877	$ 490,445	$ 13,557	$ (12,701)	$ (67)	$ (39,501)	$ (38,712)	$ 451,733	$ 879,765	$ 1,331,498
Small Cap Index	$ (72,765)	$ 5,936,645	$ 4,740,927	$10,604,807	$1,694,567	$ (6,625,793)	$(13,792)	$ (7,503,018)	$(12,448,036)	$ (1,843,229)	$136,158,727	$134,315,498
Small Cap Stock	$ (112,747)	$ 2,464,900	$ 1,883,863	$ 4,236,016	$ 336,250	$ (1,308,053)	$ (1,591)	$ (1,124,859)	$ (2,098,253)	$ 2,137,763	$ 23,123,129	$ 25,260,892
*For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2019
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Transfers between subaccounts
Aggressive Allocation	$ 34,577	$ 5,128,199	$ 6,289,429	$11,452,205	$1,046,185	$ (3,491,919)	$ (3,218)	$ (2,469,969)	$ (4,918,921)	$ 6,533,284	$ 49,409,300	$ 55,942,584
All Cap	$ (26,847)	$ 329,766	$ 767,496	$ 1,070,415	$ 162,866	$ (326,122)	$ (187)	$ (179,210)	$ (342,653)	$ 727,762	$ 3,880,953	$ 4,608,715
Balanced Income Plus	$2,044,671	$ 6,896,956	$ 8,551,275	$17,492,902	$3,578,085	$ (9,469,216)	$(13,987)	$ (3,808,249)	$ (9,713,367)	$ 7,779,535	$115,334,124	$123,113,659
Diversified Income Plus	$ 575,679	$ 913,423	$ 1,429,705	$ 2,918,807	$ 262,392	$ (2,145,607)	$ (1,645)	$ 126,735	$ (1,758,125)	$ 1,160,682	$ 24,589,319	$ 25,750,001
ESG Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Global Stock	$ 49,300	$ 2,159,132	$ 2,344,365	$ 4,552,797	$ 545,844	$ (1,907,679)	$ (2,301)	$ (1,231,801)	$ (2,595,937)	$ 1,956,860	$ 22,077,900	$ 24,034,760
Government Bond	$ 166,632	$ 106,618	$ 532,471	$ 805,721	$ 375,126	$ (1,280,483)	$ (1,581)	$ (1,005,366)	$ (1,912,304)	$ (1,106,583)	$ 18,397,981	$ 17,291,398
High Yield	$ 406,434	$ (24,599)	$ 738,059	$ 1,119,894	$ 259,691	$ (741,138)	$ (527)	$ 343,496	$ (138,478)	$ 981,416	$ 8,737,706	$ 9,719,122
Income	$ 171,823	$ (684)	$ 745,100	$ 916,239	$ 368,171	$ (544,998)	$ (513)	$ 133,374	$ (43,966)	$ 872,273	$ 7,934,084	$ 8,806,357
International Allocation	$ 231,706	$ 470,369	$ 3,018,531	$ 3,720,606	$ 476,024	$ (1,256,147)	$ (1,310)	$ (1,039,244)	$ (1,820,677)	$ 1,899,929	$ 20,313,829	$ 22,213,758
International Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Large Cap Growth	$ (307,216)	$ 3,963,081	$ 2,894,937	$ 6,550,802	$ 445,904	$ (1,818,105)	$ (1,503)	$ (116,193)	$ (1,489,897)	$ 5,060,905	$ 21,045,689	$ 26,106,594
Large Cap Index	$ 643,903	$10,905,972	$42,621,153	$54,171,028	$4,708,412	$(13,710,476)	$(21,005)	$ (7,117,829)	$(16,140,898)	$38,030,130	$189,182,478	$227,212,608
Large Cap Value	$ 48,077	$ 1,256,753	$ 1,990,780	$ 3,295,610	$ 229,557	$ (1,040,580)	$ (868)	$ (201,890)	$ (1,013,781)	$ 2,281,829	$ 14,813,391	$ 17,095,220
Limited Maturity Bond	$ 103,618	$ 6,649	$ 152,117	$ 262,384	$ 275,935	$ (536,639)	$ (472)	$ (767,977)	$ (1,029,153)	$ (766,769)	$ 8,140,906	$ 7,374,137
Low Volatility Equity	$ (1,968)	$ 5,755	$ 81,195	$ 84,982	$ 41,831	$ (12,554)	$ (5)	$ 322,427	$ 351,699	$ 436,681	$ 305,696	$ 742,377
Mid Cap Growth	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Mid Cap Index	$ (17,150)	$ 1,906,049	$ 2,833,194	$ 4,722,093	$ 412,576	$ (1,772,401)	$ (1,030)	$ (314,069)	$ (1,674,924)	$ 3,047,169	$ 19,933,056	$ 22,980,225
Mid Cap Stock	$ (192,337)	$ 3,469,004	$ 3,252,039	$ 6,528,706	$ 539,478	$ (2,198,981)	$ (1,968)	$ (508,647)	$ (2,170,118)	$ 4,358,588	$ 27,117,856	$ 31,476,444
Mid Cap Value	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Moderate Allocation	$2,856,141	$16,245,087	$24,828,934	$43,930,162	$5,683,034	$(20,964,633)	$(15,388)	$ (6,312,625)	$(21,609,612)	$22,320,550	$261,970,285	$284,290,835
Moderately Aggressive Allocation	$1,048,538	$13,992,747	$18,409,875	$33,451,160	$5,110,782	$(12,107,809)	$ (9,733)	$(10,327,856)	$(17,334,616)	$16,116,544	$168,401,375	$184,517,919
Moderately Conservative Allocation	$1,197,009	$ 3,479,855	$ 7,289,131	$11,965,995	$1,573,461	$ (8,204,672)	$ (6,356)	$ (2,045,621)	$ (8,683,188)	$ 3,282,807	$ 90,470,277	$ 93,753,084
Money Market	$ 28,712	$ —	$ —	$ 28,712	$2,170,071	$ (855,711)	$ (764)	$ (1,230,887)	$ 82,709	$ 111,421	$ 5,085,907	$ 5,197,328
Small Cap Growth*	$ 9,331	$ (825)	$ 20,136	$ 28,642	$ 41,200	$ (11,454)	$ (7)	$ 82,933	$ 112,672	$ 141,314	$ 180,212	$ 321,526
Opportunity Income Plus	$ 99,679	$ (4,631)	$ 149,844	$ 244,892	$ 151,019	$ (353,805)	$ (165)	$ 746,026	$ 543,075	$ 787,967	$ 3,302,445	$ 4,090,412
Partner Emerging Markets Equity	$ (11,691)	$ 38,033	$ 373,728	$ 400,070	$ 59,434	$ (168,674)	$ (91)	$ (150,409)	$ (259,740)	$ 140,330	$ 2,242,648	$ 2,382,978
Partner Healthcare	$ (52,417)	$ 252,912	$ 1,178,678	$ 1,379,173	$ 267,528	$ (630,997)	$ (272)	$ (330,927)	$ (694,668)	$ 684,505	$ 5,811,283	$ 6,495,788
Real Estate Securities	$ 88,871	$ 432,354	$ 1,711,345	$ 2,232,570	$ 140,121	$ (664,356)	$ (539)	$ (423,612)	$ (948,386)	$ 1,284,184	$ 8,759,840	$ 10,044,024
Small Cap Growth	$ (6,681)	$ 3,016	$ 104,048	$ 100,383	$ 5,489	$ (35,611)	$ (62)	$ 443,502	$ 413,318	$ 513,701	$ 366,064	$ 879,765
Small Cap Index	$ (260,247)	$12,392,047	$12,835,978	$24,967,778	$1,625,030	$ (8,134,322)	$(14,387)	$ (5,581,599)	$(12,105,278)	$12,862,500	$123,296,227	$136,158,727
Small Cap Stock	$ (191,301)	$ 3,067,513	$ 2,218,693	$ 5,094,905	$ 371,390	$ (1,431,364)	$ (1,636)	$ (866,756)	$ (1,928,366)	$ 3,166,539	$ 19,956,590	$ 23,123,129
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2020
(1) ORGANIZATION
The Thrivent Variable Annuity Account A (the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 32 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2020, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap (c)	Thrivent Series Fund, Inc. — All Cap Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
ESG Index (b)	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock (d)	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Allocation (e)	Thrivent Series Fund, Inc. — International Allocation Portfolio
International Index (b)	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth (a)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Growth (b)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value (b)	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
(a)	Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31,2020.
(b)	Statement of operations and of changes in net assets for the period April 29, 2020 (commencement of operations) to December 31, 2020.
(c)	Formerly known as Partner All Cap, name change effective April 30, 2019.
(d)	Formerly known as Large Cap Stock, name change effective April 30, 2019.
(e)	Formerly known as Partner Worldwide Allocation, name change effective April 30, 2019.
The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A contract maintenance charge of $25 per contract year is deducted to reimburse Thrivent Financial for administrative expenses related to the contract. This fee is waived if the sum of the total net premiums are $1,500 or more at the end of the contract year or at surrender. A surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.
The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $10 transfer charge. Transfers from the fixed account are not allowed.

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.25% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.
Additionally, during the year ended December 31, 2020, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
Aggressive Allocation	2,361,694	88,851	(290,508)	2,160,037	176,854	(285,188)	2,051,703
All Cap	192,915	13,528	(28,368)	178,075	11,435	(25,913)	163,597
Balanced Income Plus	3,329,146	298,911	(532,641)	3,095,416	219,643	(569,941)	2,745,118
Diversified Income Plus	1,183,539	98,644	(178,833)	1,103,350	97,990	(162,195)	1,039,145
ESG Index	—	—	—	—	10,107	—	10,107
Global Stock	1,465,499	59,698	(211,327)	1,313,870	48,604	(204,899)	1,157,575
Government Bond	822,188	63,268	(146,710)	738,746	152,407	(166,954)	724,199
High Yield	367,545	47,795	(53,340)	362,000	28,164	(77,063)	313,101
Income	445,672	62,379	(67,124)	440,927	127,924	(103,959)	464,892
International Allocation	2,069,023	102,919	(270,367)	1,901,575	104,598	(274,840)	1,731,333
International Index	—	—	—	—	6,956	—	6,956
Large Cap Growth	783,191	67,629	(110,635)	740,185	122,662	215,522	(147,007)	931,362
Large Cap Index	3,739,593	190,635	(464,397)	3,465,831	179,843	(529,684)	3,115,990
Large Cap Value	527,764	33,393	(65,410)	495,747	59,600	(91,610)	463,737
Limited Maturity Bond	629,216	78,095	(156,359)	550,952	296,030	(234,918)	612,064
Low Volatility Equity	29,198	34,083	(4,969)	58,312	31,054	(43,408)	45,958
Mid Cap Growth	—	—	—	—	70,861	(5,606)	65,255
Mid Cap Index	624,599	47,841	(93,157)	579,283	32,881	(82,743)	529,421
Mid Cap Stock	895,453	47,606	(108,798)	834,261	49,495	(116,749)	767,007
Mid Cap Value	—	—	—	—	558	—	558
Moderate Allocation	14,456,651	736,387	(1,815,367)	13,377,671	809,014	(1,743,732)	12,442,953
Moderately Aggressive Allocation	8,639,391	390,383	(1,180,242)	7,849,532	286,730	(1,113,271)	7,022,991
Moderately Conservative Allocation	5,594,585	320,831	(818,537)	5,096,879	384,136	(673,900)	4,807,115
Money Market	5,096,117	4,426,298	(4,343,712)	5,178,703	8,369,967	(5,899,059)	7,649,611
Multidimensional Income	18,789	14,475	(3,770)	29,494	7,764	(15,836)	21,422
Opportunity Income Plus	225,376	75,910	(40,834)	260,452	72,920	(70,419)	262,953
Partner Emerging Markets Equity	191,673	16,052	(36,082)	171,643	16,829	(30,028)	158,444
Partner Healthcare	250,859	36,240	(61,492)	225,607	37,673	(42,836)	220,444
Real Estate Securities	244,962	16,156	(38,866)	222,252	10,207	(35,429)	197,030
Small Cap Growth	40,514	53,557	(17,293)	76,778	129,860	(130,911)	75,727
Small Cap Index	1,812,830	76,116	(235,149)	1,653,797	80,641	(248,740)	1,485,698
Small Cap Stock	703,868	25,818	(83,560)	646,126	61,246	(124,770)	582,602

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2020 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$ 7,463,548	$ 6,926,269
All Cap	1,039,026	685,983
Balanced Income Plus	6,103,154	16,470,590
Diversified Income Plus	2,509,299	3,287,731
ESG Index	112,322	531
Global Stock	3,065,316	3,536,294
Government Bond	2,927,628	3,273,419
High Yield	962,775	1,858,572
Income	2,651,890	1,931,212
International Allocation	1,432,340	2,558,391
International Index	79,438	232
Large Cap Growth	15,735,745	5,286,619
Large Cap Index	6,247,035	28,590,492
Large Cap Value	2,004,663	2,658,746
Limited Maturity Bond	3,736,994	2,811,819
Low Volatility Equity	318,945	469,192
Mid Cap Growth	963,641	67,312
Mid Cap Index	1,599,601	2,855,666
Mid Cap Stock	2,203,265	3,972,028
Mid Cap Value	6,166	20
Moderate Allocation	24,162,763	30,222,791
Moderately Aggressive Allocation	15,320,820	23,724,974
Moderately Conservative Allocation	9,414,671	10,951,529
Money Market	7,584,923	5,179,315
Multidimensional Income	68,644	140,652
Opportunity Income Plus	1,083,852	950,637
Partner Emerging Markets Equity	233,860	416,834
Partner Healthcare	948,459	1,141,027
Real Estate Securities	387,059	1,357,826
Small Cap Growth	1,566,786	1,615,996
Small Cap Index	7,725,878	15,414,709
Small Cap Stock	3,860,881	3,801,257
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, except as indicated in Note 1, follows:

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Aggressive Allocation
Units	2,048,992	2,155,701	2,352,964	2,414,385	2,557,316
Unit value	$ 29.96	$ 25.90	$ 20.92	$ 22.65	$ 18.87
Deathclaim units	2,711	4,336	8,730	13,009	6,343
Deathclaim unit value	$ 29.22	$ 25.18	$ 20.28	$ 21.89	$ 18.19
Net assets	$ 61,472,026	$ 55,942,584	$ 49,409,300	$ 54,973,027	$ 48,383,825
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.20%	1.31%	0.67%	0.74%	0.98%
Total return (c)	15.68 - 16.03%	23.79 - 24.16%	(7.63) - (7.35)%	20.01 - 20.37%	8.75 - 9.07%
All Cap
Units	163,597	178,075	192,915	200,129	213,328
Unit value	$ 31.48	$ 25.88	$ 20.12	$ 22.61	$ 19.04
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 33.73	$ 27.65	$ 21.43	$ 24.01	$ 20.16
Net assets	$ 5,150,037	$ 4,608,715	$ 3,880,953	$ 4,524,627	$ 4,061,302
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.75%	0.64%	0.52%	0.48%	0.27%
Total return (c)	21.63 - 22.00%	28.65 - 29.04%	(11.02) - (10.75)%	18.76 - 19.11%	4.46 - 4.78%
Balanced Income Plus
Units	2,735,392	3,037,531	3,318,731	3,628,352	3,937,324
Unit value	$ 43.22	$ 40.11	$ 34.68	$ 36.92	$ 33.48
Deathclaim units	9,726	57,885	10,415	28,865	19,862
Deathclaim unit value	$ 22.76	$ 21.06	$ 18.15	$ 19.27	$ 17.42
Net assets	$118,507,968	$123,113,659	$115,334,124	$134,557,013	$132,188,960
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.90%	2.94%	2.47%	2.33%	2.55%
Total return (c)	7.75 - 8.08%	15.66 - 16.01%	(6.06) - (5.77)%	10.29 - 10.62%	5.73 - 6.05%
Diversified Income Plus
Units	1,037,214	1,103,263	1,182,490	1,295,519	1,332,394
Unit value	$ 24.75	$ 23.34	$ 20.78	$ 21.63	$ 20.03
Deathclaim units	1,931	87	1,049	487	257
Deathclaim unit value	$ 22.25	$ 20.93	$ 18.57	$ 19.27	$ 17.79
Net assets	$ 25,709,652	$ 25,750,001	$ 24,589,319	$ 28,022,314	$ 26,683,884
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	3.40%	3.53%	3.07%	3.03%	3.44%
Total return (c)	6.03 - 6.35%	12.32 - 12.66%	(3.91) - (3.62)%	7.99 - 8.31%	5.75 - 6.07%
ESG Index
Units	10,107	—	—	—	—
Unit value	$ 12.84	—	—	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 12.87	—	—	—	—
Net assets	$ 129,765	—	—	—	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	— %	— %	— %	— %
Investment income ratio (b)	1.37%	— %	— %	— %	— %
Total return (c)	28.40 - 28.66%	— %	— %	— %	— %

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Global Stock
Units	1,154,958	1,312,379	1,463,809	1,612,703	1,730,295
Unit value	$ 20.81	$ 18.29	$ 15.06	$ 16.64	$ 13.91
Deathclaim units	2,617	1,491	1,690	1,238	2,324
Deathclaim unit value	$ 24.47	$ 21.45	$ 17.61	$ 19.39	$ 16.16
Net assets	$24,097,924	$24,034,760	$22,077,900	$26,857,147	$24,098,128
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.72%	1.46%	1.23%	1.28%	1.26%
Total return (c)	13.78 - 14.12%	21.43 - 21.79%	(9.47) - (9.20)%	19.66 - 20.01%	4.11 - 4.43%
Government Bond
Units	720,133	738,722	820,974	925,815	1,087,076
Unit value	$ 24.77	$ 23.39	$ 22.38	$ 22.62	$ 22.24
Deathclaim units	4,066	24	1,214	2,659	2,384
Deathclaim unit value	$ 15.93	$ 15.00	$ 14.30	$ 14.41	$ 14.13
Net assets	$17,912,942	$17,291,398	$18,397,981	$20,987,059	$24,222,126
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.49%	2.18%	2.42%	2.01%	1.69%
Total return (c)	5.88 - 6.20%	4.54 - 4.85%	(1.06) - (0.76)%	1.68 - 1.99%	0.23 - 0.53%
High Yield
Units	312,503	361,973	367,110	419,869	418,875
Unit value	$ 27.25	$ 26.85	$ 23.78	$ 24.90	$ 23.46
Deathclaim units	598	27	435	317	267
Deathclaim unit value	$ 23.03	$ 22.62	$ 19.98	$ 20.86	$ 19.59
Net assets	$ 8,528,690	$ 9,719,122	$ 8,737,706	$10,462,035	$ 9,832,804
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	5.32%	5.56%	5.81%	5.45%	5.69%
Total return (c)	1.48 - 1.79%	12.92 - 13.25%	(4.51) - (4.22)%	6.14 - 6.45%	11.36 - 11.70%
Income
Units	464,289	440,919	445,502	474,489	514,015
Unit value	$ 22.03	$ 19.97	$ 17.80	$ 18.46	$ 17.58
Deathclaim units	603	8	170	496	743
Deathclaim unit value	$ 20.05	$ 18.12	$ 16.11	$ 16.65	$ 15.81
Net assets	$10,241,574	$ 8,806,357	$ 7,934,084	$ 8,765,409	$ 9,049,410
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.94%	3.36%	3.68%	3.33%	3.44%
Total return (c)	10.31 - 10.65%	12.18 - 12.52%	(3.54) - (3.25)%	4.97 - 5.28%	4.77 - 5.08%
International Allocation
Units	1,729,474	1,899,487	2,065,720	2,152,594	2,214,892
Unit value	$ 12.00	$ 11.68	$ 9.82	$ 11.75	$ 9.61
Deathclaim units	1,859	2,088	3,303	3,445	3,922
Deathclaim unit value	$ 12.46	$ 12.10	$ 10.14	$ 12.10	$ 9.86
Net assets	$20,769,570	$22,213,758	$20,313,829	$25,336,519	$21,317,534
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	3.26%	2.32%	2.78%	2.10%	2.23%
Total return (c)	2.69 - 3.00%	18.98 - 19.34%	(16.45) - (16.20)%	22.31 - 22.68%	2.06 - 2.37%

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
International Index
Units	6,956	—	—	—	—
Unit value	$ 12.80	—	—	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 12.83	—	—	—	—
Net assets	$ 89,062	—	—	—	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	— %	— %	— %	— %
Investment income ratio (b)	2.73%	— %	— %	— %	— %
Total return (c)	28.04 - 28.30%	— %	— %	— %	— %
Large Cap Growth
Units	930,882	739,547	782,338	808,758	861,143
Unit value	$ 49.93	$ 35.27	$ 26.87	$ 26.55	$ 20.85
Deathclaim units	480	638	853	857	1,156
Deathclaim unit value	$ 47.94	$ 33.77	$ 25.65	$ 25.26	$ 19.78
Net assets	$ 46,500,095	$ 26,106,594	$ 21,045,689	$ 21,492,866	$ 17,976,473
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.28%	0.01%	0.39%	0.38%	0.52%
Total return (c)	41.55 - 41.98%	31.25 - 31.65%	1.22 - 1.53%	27.34 - 27.72%	(2.70) - (2.41)%
Large Cap Index
Units	3,107,380	3,457,784	3,727,339	4,005,797	4,282,093
Unit value	$ 76.59	$ 65.65	$ 50.69	$ 53.81	$ 44.86
Deathclaim units	8,610	8,047	12,254	11,210	15,492
Deathclaim unit value	$ 35.47	$ 30.32	$ 23.34	$ 24.70	$ 20.53
Net assets	$238,231,951	$227,212,608	$189,182,478	$215,791,840	$192,365,966
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.60%	1.55%	1.45%	1.33%	1.90%
Total return (c)	16.65 - 17.00%	29.52 - 29.91%	(5.80) - (5.52)%	19.96 - 20.32%	10.29 - 10.63%
Large Cap Value
Units	462,429	495,454	527,185	559,249	614,177
Unit value	$ 35.57	$ 34.49	$ 28.08	$ 31.14	$ 26.80
Deathclaim units	1,308	293	579	1,910	814
Deathclaim unit value	$ 26.25	$ 25.38	$ 20.60	$ 22.77	$ 19.54
Net assets	$ 16,483,700	$ 17,095,220	$ 14,813,391	$ 17,458,542	$ 16,476,427
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.97%	1.55%	1.33%	1.38%	1.38%
Total return (c)	3.14 - 3.45%	22.84 - 23.21%	(9.84) - (9.57)%	16.19 - 16.54%	15.98 - 16.33%
Limited Maturity Bond
Units	611,208	550,948	628,787	685,179	732,056
Unit value	$ 13.75	$ 13.38	$ 12.94	$ 12.97	$ 12.80
Deathclaim units	856	4	429	166	793
Deathclaim unit value	$ 13.36	$ 12.97	$ 12.50	$ 12.49	$ 12.29
Net assets	$ 8,414,125	$ 7,374,137	$ 8,140,906	$ 8,887,748	$ 9,377,560
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.10%	2.61%	2.49%	1.97%	1.94%
Total return (c)	2.71 - 3.02%	3.45 - 3.76%	(0.23) - 0.07%	1.34 - 1.65%	1.56 - 1.86%

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Low Volatility Equity
Units	45,958	58,312	29,198	19,144	—
Unit value	$ 12.85	$ 12.73	$ 10.47	$ 10.92	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 12.99	$ 12.83	$ 10.52	$ 10.94	—
Net assets	$ 590,486	$ 742,377	$ 305,696	$ 209,034	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (b)	1.59%	0.84%	0.02%	1.00%	— %
Total return (c)	0.92 - 1.23%	21.60 - 21.96%	(4.11) - (3.82)%	9.19 - 9.41%	— %
Mid Cap Growth
Units	65,255	—	—	—	—
Unit value	$ 14.80	—	—	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 14.83	—	—	—	—
Net assets	$ 965,605	—	—	—	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	— %	— %	— %	— %
Investment income ratio (b)	0.00%	— %	— %	— %	— %
Total return (c)	47.97 - 48.27%	— %	— %	— %	— %
Mid Cap Index
Units	529,419	579,278	624,497	647,278	655,644
Unit value	$ 44.42	$ 39.67	$ 31.91	$ 36.43	$ 31.80
Deathclaim units	2	5	102	743	989
Deathclaim unit value	$ 34.26	$ 30.50	$ 24.46	$ 27.84	$ 24.23
Net assets	$23,519,787	$22,980,225	$19,933,056	$23,600,903	$20,876,522
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.37%	1.17%	1.01%	0.88%	0.89%
Total return (c)	11.99 - 12.32%	24.30 - 24.67%	(12.39) - (12.13)%	14.54 - 14.89%	18.94 - 19.29%
Mid Cap Stock
Units	765,353	833,133	894,435	946,497	987,381
Unit value	$ 45.35	$ 37.74	$ 30.29	$ 34.45	$ 29.31
Deathclaim units	1,654	1,128	1,018	1,123	1,195
Deathclaim unit value	$ 38.83	$ 32.22	$ 25.78	$ 29.23	$ 24.80
Net assets	$34,773,034	$31,476,444	$27,117,856	$32,638,948	$28,972,629
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.51%	0.62%	0.33%	0.35%	0.38%
Total return (c)	20.17 - 20.53%	24.59 - 24.96%	(12.08) - (11.81)%	17.52 - 17.87%	27.12 - 27.50%
Mid Cap Value
Units	558	—	—	—	—
Unit value	$ 13.18	—	—	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 13.21	—	—	—	—
Net assets	$ 7,362	—	—	—	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	— %	— %	— %	— %
Investment income ratio (b)	1.48%	— %	— %	— %	— %
Total return (c)	31.82 - 32.09%	— %	— %	— %	— %

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Moderate Allocation
Units	12,411,297	13,345,517	14,424,364	15,526,945	16,575,338
Unit value	$ 23.83	$ 21.25	$ 18.12	$ 19.20	$ 17.21
Deathclaim units	31,656	32,154	32,287	20,924	20,087
Deathclaim unit value	$ 23.87	$ 21.22	$ 18.04	$ 19.06	$ 17.04
Net assets	$296,571,448	$284,290,835	$261,970,285	$298,551,349	$285,657,289
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.99%	2.27%	1.73%	1.62%	1.70%
Total return (c)	12.16 - 12.49%	17.27 - 17.62%	(5.63) - (5.34)%	11.56 - 11.89%	7.54 - 7.86%
Moderately Aggressive Allocation
Units	7,017,894	7,840,923	8,633,016	9,079,330	9,517,903
Unit value	$ 26.56	$ 23.51	$ 19.49	$ 20.98	$ 18.19
Deathclaim units	5,097	8,609	6,375	7,643	24,285
Deathclaim unit value	$ 26.26	$ 23.17	$ 19.15	$ 20.55	$ 17.76
Net assets	$186,527,544	$184,517,919	$168,401,375	$190,610,671	$173,523,819
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.65%	1.83%	1.27%	1.20%	1.44%
Total return (c)	12.99 - 13.33%	20.60 - 20.96%	(7.07) - (6.79)%	15.34 - 15.69%	8.86 - 9.19%
Moderately Conservative Allocation
Units	4,778,449	5,074,412	5,570,238	6,037,289	6,535,299
Unit value	$ 20.04	$ 18.39	$ 16.17	$ 16.93	$ 15.66
Deathclaim units	28,666	22,467	24,347	17,998	12,554
Deathclaim unit value	$ 20.30	$ 18.58	$ 16.28	$ 17.00	$ 15.67
Net assets	$ 96,357,367	$ 93,753,084	$ 90,470,277	$102,537,125	$102,513,779
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.29%	2.53%	2.06%	1.79%	1.70%
Total return (c)	8.97 - 9.30%	13.75 - 14.09%	(4.50) - (4.22)%	8.16 - 8.48%	5.91 - 6.22%
Money Market
Units	7,647,368	5,178,088	5,091,420	4,986,973	6,641,275
Unit value	$ .99	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Deathclaim units	2,243	615	4,697	1,247	6,076
Deathclaim unit value	$ 1.03	$ 1.04	$ 1.03	$ 1.03	$ 1.03
Net assets	$ 7,602,936	$ 5,197,328	$ 5,085,907	$ 4,967,656	$ 6,669,049
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.26%	1.81%	1.47%	0.49%	0.00%
Total return (c)	(0.96) - (0.66)%	0.56 - 0.87%	0.21 - 0.51%	(0.74) - (0.45)%	(1.24) - (0.95)%
Multidimensional Income
Units	21,422	29,494	18,789	15,004	—
Unit value	$ 11.40	$ 10.90	$ 9.59	$ 10.26	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 11.52	$ 10.99	$ 9.64	$ 10.28	—
Net assets	$ 244,110	$ 321,526	$ 180,212	$ 153,997	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (b)	0.00%	5.21%	4.81%	7.02%	— %
Total return (c)	4.53 - 4.84%	13.66 - 14.00%	(6.55) - (6.27)%	2.64 - 2.84%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Opportunity Income Plus
Units	262,644	260,448	225,371	244,403	245,367
Unit value	$ 16.19	$ 15.71	$ 14.65	$ 14.99	$ 14.51
Deathclaim units	309	4	5	836	—
Deathclaim unit value	$ 16.27	$ 15.73	$ 14.64	$ 14.93	$ 14.40
Net assets	$4,257,066	$ 4,090,412	$3,302,445	$ 3,676,142	$ 3,559,685
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	3.33%	4.02%	4.11%	3.39%	3.38%
Total return (c)	3.08 - 3.39%	7.18 - 7.50%	(2.25) - (1.95)%	3.33 - 3.64%	5.05 - 5.37%
Partner Emerging Markets Equity
Units	158,444	171,643	191,673	198,379	179,961
Unit value	$ 17.44	$ 13.88	$ 11.70	$ 13.92	$ 11.04
Deathclaim units	—	—	—	194	—
Deathclaim unit value	$ 18.11	$ 14.38	$ 12.08	$ 14.33	$ 11.33
Net assets	$2,762,929	$ 2,382,978	$2,242,648	$ 2,764,281	$ 1,987,153
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.29%	0.76%	1.27%	0.67%	1.06%
Total return (c)	25.60 - 25.98%	18.66 - 19.01%	(15.95) - (15.69)%	26.07 - 26.44%	10.20 - 10.53%
Partner Healthcare
Units	220,444	225,607	250,859	276,557	305,441
Unit value	$ 33.78	$ 28.79	$ 23.17	$ 21.66	$ 18.36
Deathclaim units	—	—	—	115	—
Deathclaim unit value	$ 35.09	$ 29.82	$ 23.92	$ 22.30	$ 18.85
Net assets	$7,446,585	$ 6,495,788	$5,811,283	$ 5,992,217	$ 5,608,974
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.45%	0.43%	0.92%	0.27%	4.26%
Total return (c)	17.32 - 17.68%	24.29 - 24.66%	6.96 - 7.28%	17.94 - 18.29%	(17.05) - (16.80)%
Real Estate Securities
Units	196,607	222,135	244,715	266,661	287,922
Unit value	$ 42.25	$ 45.20	$ 35.78	$ 38.26	$ 36.56
Deathclaim units	423	117	247	430	491
Deathclaim unit value	$ 24.32	$ 25.94	$ 20.47	$ 21.82	$ 20.79
Net assets	$8,316,660	$10,044,024	$8,759,840	$10,211,039	$10,536,359
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	2.01%	2.15%	2.02%	1.62%	1.46%
Total return (c)	(6.53) - (6.25)%	26.35 - 26.73%	(6.49) - (6.20)%	4.64 - 4.96%	6.17 - 6.48%
Small Cap Growth
Units	75,727	76,778	40,514	—	—
Unit value	$ 17.58	$ 11.46	$ 9.04	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 17.73	$ 11.52	$ 9.05	—	—
Net assets	$1,331,498	$ 879,765	$ 366,064	—	—
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %	— %
Investment income ratio (b)	0.00%	0.00%	0.00%	— %	— %
Total return (c)	53.45 - 53.91%	26.82 - 27.20%	(9.65) - (9.46)%	— %	— %

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Small Cap Index
Units	1,482,982	1,648,662	1,805,054	1,910,939	2,082,163
Unit value	$ 90.56	$ 82.54	$ 68.23	$ 75.64	$ 67.70
Deathclaim units	2,716	5,135	7,776	9,735	7,457
Deathclaim unit value	$ 33.40	$ 30.35	$ 25.01	$ 27.64	$ 24.67
Net assets	$134,315,498	$136,158,727	$123,296,227	$144,751,440	$141,088,369
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	1.19%	1.05%	0.95%	0.85%	1.00%
Total return (c)	9.73 - 10.06%	20.97 - 21.33%	(9.80) - (9.52)%	11.73 - 12.07%	24.56 - 24.93%
Small Cap Stock
Units	581,843	645,434	702,435	760,845	784,384
Unit value	$ 43.37	$ 35.80	$ 28.37	$ 31.96	$ 26.70
Deathclaim units	759	692	1,433	1,017	1,376
Deathclaim unit value	$ 31.59	$ 25.99	$ 20.54	$ 23.07	$ 19.21
Net assets	$ 25,260,892	$ 23,123,129	$ 19,956,590	$ 24,345,084	$ 20,968,498
Ratio of expenses to net assets (a)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (b)	0.70%	0.39%	0.42%	0.35%	0.33%
Total return (c)	21.16 - 21.53%	26.19 - 26.57%	(11.26) - (10.99)%	19.73 - 20.09%	24.38 - 24.75%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated using accumulation unit values.
(7) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Partner Growth Stock (the “Target Portfolio”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 24, 2020. The Contractholders of each Subaccount voted in favor of merging the Target Portfolio into the Portfolio shown below (“the Acquiring Portfolio”) effective August 31, 2020.
	The Target Portfolio	The Acquiring Portfolio
Merger	Thrivent Partner Growth Stock	Thrivent Large Cap Growth
The merger was accomplished by tax free exchanges as detailed below:

THRIVENT VARIABLE ANNUITY ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (continued)
(7) SUBACCOUNT MERGERS - continued
	Net Assets as of August 31, 2020	Shares as of August 31, 2020
Acquiring Portfolio	$35,458,509	677,553
Target Portfolio	$10,257,616	292,898
After Acquisition	$45,716,125	970,451
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 28, 2020.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Growth Stock	$(2,743,618)	$(67,174)	$5,089,638
Assuming the acquisition had been completed on January 1, 2020 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2020, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$5,298,953	$(392,963)	$8,690,704
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 31, 2020.
Assuming the acquisition had been completed on January 1, 2019 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2019, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$4,425,495	$(387,463)	$4,463,289

PART C.    OTHER INFORMATION
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account A (“Registrant”)	Post-Effective Amendment No. 3 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 033-82054, filed on April 17, 1997
(b)	Custodian Agreements	Not Applicable
(c)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 33-82054, filed on April 20, 2006
(d)(i)	Contract	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on February 26, 2001
Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 26, 2002
(d)(ii)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(d)(iii)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(d)(iv)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(d)(v)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(e)	Contract Application Form	Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 26, 2002
(f)	Articles of Incorporation and Bylaws	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(g)	Reinsurance Contracts	Not Applicable
(h)	Participation Agreement between Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Form of Initial Summary Prospectus	Not Applicable
(p)	Powers of Attorney	Filed Herewith

Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman 1115 Manor Drive Wilmette, IL 60091	Director
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 533 B Simonds Loop San Francisco, CA 94129	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Angela S. Reiger 5 Lands End Lane Dodgeville, WI 53593	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Vibhu R. Sharma	Executive Vice President, Chief Financial Officer and Treasurer
David S. Royal	Executive Vice President, Chief Investment Officer
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Paul R. Johnston (Interim)	Executive Vice President, Chief Human Resource Officer
Lisa J. Flanary	Executive Vice President, Chief Growth Officer
Mary Jane Fortin	Executive Vice President, Chief Commercial Officer

Name and Principal Business Address	Positions and Offices with Depositor
James M. Odland	Vice President and Chief Compliance Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Education Funding, LLC[2]	Special purpose entity	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC3	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Trust Company of Tennessee, Inc.[2]	Public trust company	Tennessee
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
North Meadows Investment, Ltd.[1]	Real estate development and investment corporation	Wisconsin
White Rose GP I, LLC[4,7]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[5,8]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[5,9]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,10]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[5,11]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,12]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[5,13]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,14]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[4,15]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,16]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,17]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,18]	General partner	Delaware
Thrivent White rose Fund V Equity Direct, L.P.[5,19]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,20]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[4,21]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[5,22]	Private equity fund	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,23]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,28]	Private equity fund	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,32]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,31]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,35]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,36]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,38]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,39]	General Partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,41]	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[4,42]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,44]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,45]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.5, 46	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,47]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,48]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4,49]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,50]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[6]	Investment adviser	Delaware

[1]	Wholly owned subsidiary of Thrivent Financial.
[2]	Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
[3]	Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
[4]	Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
5
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund and Twin Bridge Narrow Gate Fund limited partnerships.
7
Thrivent Financial has a 75.503% ownership interest.
8
Thrivent Financial has a 99.311% ownership interest.
9
Thrivent Financial has a 99.829% ownership interest.
[10]	Thrivent Financial has a 67.877% ownership interest.
[11]	Thrivent Financial has a 99.831% ownership interest.
[12]	Thrivent Financial has a 67.995% ownership interest.
[13]	Thrivent Financial has a 99.269% ownership interest.
[14]	Thrivent Financial has a 99.815% ownership interest.
[15]	Thrivent Financial has a 66.044% ownership interest.
[16]	Thrivent Financial has a 98.936% ownership interest.
[17]	Thrivent Financial has a 99.828% ownership interest.
[18]	Thrivent Financial has a 64.508% ownership interest.

[19]	Thrivent Financial has a 99.054% ownership interest.
20
Thrivent Financial has a 99.820% ownership interest.
21
Thrivent Financial has a 30.854% ownership interest.
22
Thrivent Financial has a 98.975% ownership interest.
23
Thrivent Financial has a 99.867% ownership interest.
24
Thrivent Financial has a 30.691% ownership interest.
25
Thrivent Financial has a 98.856% ownership interest.
26
Thrivent Financial has a 99.831% ownership interest.
27
Thrivent Financial has a 25.000% ownership interest.
28
Thrivent Financial has a 98.634% ownership interest.
29
Thrivent Financial has a 99.680% ownership interest.
30
Thrivent Financial has a 37.000% ownership interest.
31
Thrivent Financial has a 98.620% ownership interest.
32
Thrivent Financial has a 99.881% ownership interest.
[33]	Thrivent Financial has a 34.000% ownership interest.

Thrivent Financial has a 98.296% ownership interest.

Thrivent Financial has a 99.881% ownership interest.

Thrivent Financial has a 17.500% ownership interest.

Thrivent Financial has a 98.582% ownership interest.

Thrivent Financial has a 99.871% ownership interest.
[39]	Thrivent Financial has a 22.500% ownership interest.

Thrivent Financial has a 99.112% ownership interest.

Thrivent Financial has a 99.919% ownership interest.

Thrivent Financial has a 15.000% ownership interest.

Thrivent Financial has a 99.933% ownership interest.

Thrivent Financial has a 98.593% ownership interest.

Thrivent Financial has a 99.732% ownership interest.

Thrivent Financial has a 99.112% ownership interest.

Thrivent Financial has a 23.000% ownership interest.

Thrivent Financial has a 99.683% ownership interest.

Thrivent Financial has a 19.000% ownership interest.

Thrivent Financial has a 99.900% ownership interest.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Insurance Account B
4.	Thrivent Variable Insurance Account C
5.	Thrivent Variable Annuity Account I
6.	Thrivent Variable Annuity Account II
7.	Thrivent Variable Annuity Account A
8.	Thrivent Variable Annuity Account B
9.	Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Vibhu Sharma	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President & Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director, Affiliate Finance, CFO and Treasurer
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Luke W. Winskowski	Director
Nikki L. Sorum	Director
Cynthia J. Nighbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner	Chief Information Security Officer
(c) Compensation from Registrant.    Not Applicable.

Management Services
Not Applicable.
Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 033-82054, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2021.
Thrivent Variable Annuity Account A (Registrant)
By:	/s/Tonia Nicole James Gilchrist
Tonia Nicole James Gilchrist Vice President and Managing Counsel

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Tonia Nicole James Gilchrist Vice President and Managing Counsel
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

Vibhu Sharma*	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Bonnie E. Raquet*	Chair of the Board
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Kathryn V. Marinello*	Director
Bradford N. Creswell*	Director
Nichole B. Pechet*	Director
Deborah M. Ackerman*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2021
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT A
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.
EXHIBIT NO.
EX (k)	Opinion and Consent of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
EX (p)	Powers of Attorney